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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Kensey Nash Corporation

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735 Pennsylvania Drive
Exton, Pennsylvania 19341

November 2, 2006

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2006 Annual Meeting of Stockholders of Kensey Nash Corporation. The Annual Meeting will be held on Wednesday, December 6, 2006, beginning at 10:00 a.m., local time, at the offices of Kensey Nash Corporation, 735 Pennsylvania Drive, Exton, Pennsylvania 19341. The attached Notice of Annual Meeting and Proxy Statement describe matters that we expect will be acted upon at the meeting.

It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the postpaid envelope. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

We are gratified by your continued interest in Kensey Nash Corporation and urge you to return your proxy card as soon as possible.

Sincerely,

Joseph W. Kaufmann
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 6, 2006

To the Stockholders of
Kensey Nash Corporation:

The Annual Meeting of Stockholders of Kensey Nash Corporation will be held at 10:00 a.m., local time, on Wednesday, December 6, 2006, at the principal executive offices of Kensey Nash Corporation located at 735 Pennsylvania Drive, Exton, Pennsylvania 19341, for the following purposes:

1.	To elect three Directors to Kensey Nash’s Board of Directors for three-year terms expiring at the 2009 Annual Meeting of Stockholders;

2.	To consider and approve the Fifth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan;

3.	To ratify the appointment by the Board of Directors of independent registered public accounting firm Deloitte & Touche LLP as the independent auditors of our financial statements for the fiscal year ending June 30, 2007; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on October 26, 2006 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors,

Joseph W. Kaufmann
President, Chief Executive Officer and Secretary

Exton, Pennsylvania
November 2, 2006

All stockholders are urged to attend the meeting in person or by proxy. Whether or not you expect to be present at the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage paid envelope furnished for that purpose.

Kensey Nash Corporation
735 Pennsylvania Drive
Exton, Pennsylvania 19341
(484) 713-2100

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Kensey Nash Corporation, a Delaware corporation, for use at its Annual Meeting of Stockholders (Annual Meeting) to be held at 10:00 a.m., local time, Wednesday, December 6, 2006, at the principal executive offices of Kensey Nash Corporation located at 735 Pennsylvania Drive, Exton, Pennsylvania 19341, and any adjournments or postponements thereof. This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about November 2, 2006.

Voting Securities — The Board of Directors has fixed the close of business on October 26, 2006 as the record date (Record Date) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. As of the Record Date, we had 11,701,409 shares of our Common Stock outstanding. Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

Proxies — Joseph W. Kaufmann and Douglas G. Evans, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by our Board of Directors to serve in such capacity. Messrs. Kaufmann and Evans are officers and directors of Kensey Nash. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of Kensey Nash of either (1) an instrument revoking the proxy, or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting, but attendance at the Annual Meeting will not by itself revoke a proxy.

Quorum — The required quorum for the transaction of business at the Annual Meeting will be a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

Required Vote — A plurality of the votes of shares present in person or represented by proxy at the Annual Meeting is required to elect the nominees for director. This means that the three nominees receiving the highest number of “FOR” votes will be elected. Stockholders will not be allowed to cumulate their votes in the election of directors. Abstentions, broker non-votes and other shares not voted will be counted as not voted in the election of directors. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required to approve the Fifth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan (Amended Plan). A majority of the votes of the shares present in person or represented by proxy and entitled to vote is required to ratify the appointment of Deloitte & Touche LLP as the independent auditors of our financial statements for the fiscal year ending June 30, 2007 (fiscal 2007).

Abstentions — Abstentions will have the same effect as votes against the proposals to approve the Amended Plan and to ratify the appointment of Deloitte & Touche LLP as the independent auditors of our financial statements for the fiscal 2007.

Broker Non-Votes — Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock

Exchange, Inc. (NYSE), member brokers who hold shares in street name for customers have the authority to vote on certain “routine” items in the event that they have not received instructions from beneficial owners. When a proposal is not a “routine” matter and a brokerage firm has not received voting instructions from the beneficial holder of the shares with respect to that proposal, the brokerage firm may not vote the shares for that proposal. This is called a “broker non-vote.” The approval of the Amended Plan is not considered a “routine” matter. As a result, NYSE member brokers who do not receive instructions from their customers will not be entitled to vote on the proposal to approve the Amended Plan and will have no effect on the voting on this proposal. Broker non-votes also will have no effect on the election of directors or the proposal to ratify the appointment of Deloitte & Touche LLP. Broker non-votes will, however, be included for purposes of determining whether a quorum is present at the Annual Meeting.

Stockholder List — A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during ordinary business hours commencing November 20, 2006, and continuing through the date of the Annual Meeting at our principal executive offices located at 735 Pennsylvania Drive, Exton, Pennsylvania 19341.

Annual Report to Stockholders — Our Annual Report to Stockholders for the fiscal year ended June 30, 2006 (fiscal 2006), containing financial and other information pertaining to our company, is being furnished to stockholders simultaneously with this Proxy Statement.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors consists of nine directors. Article Five of our Certificate of Incorporation, as amended, provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, three directors are to be elected for a term of three years expiring at the 2009 Annual Meeting of Stockholders. The Board of Directors recommends that the stockholders vote in favor of the election of all the nominees named in this Proxy Statement to continue to serve as our directors. See “Nominees” below.

The six directors whose terms of office expire in 2007 and 2008 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See “Other Directors” below.

If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the person named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or will decline to serve as a director if elected.

Nominees

The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

Name	Age	Position with Company	Served as Director Since
Joseph W. Kaufmann	54	Chief Executive Officer, President, Secretary and Director	1992
Harold N. Chefitz	71	Director	1995
Steven J. Lee	59	Director	2000

Mr. Kaufmann has served as Chief Executive Officer and President of our company since 1995, as Secretary since 1989, and as a director since 1992. Mr. Kaufmann joined Kensey Nash in 1989 as Chief Financial Officer and was appointed Vice President, Finance and Administration in January 1994. Prior to joining our company, Mr. Kaufmann held executive finance positions at divisions of both Hanson, PLC and Syntex Corporation. Mr. Kaufmann received a B.S. degree in Accounting from St. Joseph’s University. Mr. Kaufmann is Chairman of our company’s Executive Committee.

Mr. Chefitz has been a director of our company since June 1995. Mr. Chefitz has many years of experience in investment banking and venture capital in the healthcare industry. For more than six years he has been Chairman of Notch Hill Advisors, advisors to CK Capital L.P. He is also a member of Boston University Medical School Alzheimer Advisory Board and he is a director of Barr Pharmaceutical, Inc. From May 2004 to December 2005, Mr. Chefitz was a Managing Partner at QuanStar Group, LLC. In addition, he was a Senior Managing Director of Gerard Klauer Mattison & Co. LLC from June 1995 through November 1998. From March 1993 until March 1995, he served as a Managing Director and Head of Healthcare Investment Banking for Prudential Securities Incorporated in New York City. Mr. Chefitz received a B.S. degree from Boston University and attended Boston College Law School. Mr. Chefitz is a member of our company’s Audit, Executive and Corporate Governance and Nominating Committees.

Mr. Lee has been a director of our company since July 2000. Since August 2002, Mr. Lee has been the President of SL Consultant Inc. a private investment firm and hedge fund specializing in growing companies in the medical and high technology fields. Mr. Lee was the Founder, President, Chief Executive Officer and Chairman of PolyMedica Corporation from 1990 until August 2002, the time of his retirement from PolyMedica. Previously, Mr. Lee was President and a director of Shawmut National Ventures. Prior to that, Mr. Lee served as President and Chief Executive Officer and a director of RepliGen Corporation from 1984 to 1986. Mr. Lee received a B.A., cum laude, from Lehigh University, an M.B.A. from the Wharton School of Finance and Commerce at the University of Pennsylvania, and a J.D. degree from Fordham University School of Law. He is a member of the Massachusetts and New York State Bar Associations. Mr. Lee is a member of our company’s Compensation, Executive and Corporate Governance and Nominating Committees.

Other Directors

The following persons will continue to serve as directors of our company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.

Name	Age	Position with Company	Served as Director Since	Term Expires
John E. Nash, P.E.	71	Vice President of New Technology and Director	1984	2007
Robert J. Bobb	59	Director	1984	2007
Kim D. Rosenberg	60	Director	2002	2007
Douglas G. Evans, P.E.	42	Chief Operating Officer, Assistant Secretary and Director	1995	2008
Walter R. Maupay, Jr.	67	Chairman of the Board, Director	1995	2008
C. McCollister Evarts, M.D.	75	Director	2000	2008

Mr. Nash is a co-founder of Kensey Nash, is currently the Vice President of New Technologies and has served as a director since 1984. He served as Vice Chairman of the Board and Executive Vice President from 1984 to October 1998. Prior to his co-founding our company, Mr. Nash was employed by Syntex Corporation in a number of engineering and development positions within its Syntex Dental subsidiary, including Vice President of Research and Development. Mr. Nash holds qualifications in Mechanical and Production Engineering from Kingston College of Technology in the United Kingdom and is a Registered Professional Engineer in both the United Kingdom and the United States.

Mr. Bobb has been a director of our company since 1984. Since 1978, Mr. Bobb has been a principal equity investor in a number of small to middle market operating companies. Such investments have included start-ups, turnarounds and acquisitions from both private and public sellers. In each instance, Mr. Bobb served as Chief Executive Officer or Chairman of the Board. In addition to the foregoing private investments, Mr. Bobb serves as Chairman of Cardinal Growth L.P., a $100 million fund investing in small to middle market companies since its inception in 2000. Mr. Bobb received a B.S. degree from Western Michigan University and a J.D. degree from the University of Notre Dame Law School. Mr. Bobb is a member of our company’s Audit and Compensation Committees.

Mr. Rosenberg has been a director of our company since December 2002. Mr. Rosenberg has spent more than 29 years in the financial services industry at Chase Manhattan, Citicorp, and American Express. Throughout his career, he has held numerous affiliated board and corporate officer positions with American Express Company and Citicorp. From May 1997 to March 2002, he was Senior Vice President and Treasurer of American Express Company. Mr. Rosenberg is a retired U.S. Navy Lieutenant Commander. He received a B.S. in Economics from the Wharton School and an M.S. in Operations Research from the University of Pennsylvania. Mr. Rosenberg is Chairman of our company’s Audit Committee.

Mr. Evans has served as Chief Operating Officer and as Assistant Secretary of Kensey Nash and has been a director since 1995. Mr. Evans is responsible for overseeing our company’s daily operations, protecting and developing our company’s intellectual property and assessing new technologies. From 1989 to 1994, Mr. Evans held several senior positions with our company in product development and engineering. From 1986 until joining our company in 1989, Mr. Evans held a number of positions in engineering and business development for several divisions of the General Electric Company. Mr. Evans received a B.S. degree in Engineering Science and a Master’s degree in

Business Management from The Pennsylvania State University and an M.S. degree in Electrical Engineering from the University of Pennsylvania. Mr. Evans is a Registered Professional Engineer in the United States.

Mr. Maupay has been a director of our company since June 1995. Prior to his retirement in 1995, Mr. Maupay was a group executive with Bristol-Myers Squibb and President of Calgon Vestal Laboratories. From 1988 to December 1994, Mr. Maupay served as President of Calgon Vestal Laboratories, then a division of Merck & Co. Mr. Maupay spent thirty-three years in corporate and divisional positions at Merck & Co. Mr. Maupay received a B.S. degree in Pharmacy from Temple University and an M.B.A. degree from Lehigh University. Mr. Maupay is a director of SyntheMed, Inc., PolyMedica Corporation, and Cubist Pharmaceuticals and is also a director of several private companies. Mr. Maupay is the Non-Executive Chairman of the Board, a member of our company’s Executive Committee, and Chairman of the Corporate Governance and Nominating Committee.

Dr. Evarts has been a director of our company since July 2000. Dr. Evarts is currently one of three Distinguished University Professors at the University of Rochester and Professor of Orthopaedics at the University of Rochester Medical Center. Dr. Evarts had been Chief Executive Officer of the University of Rochester Medical Center and Senior Vice President and Vice Provost for Health Affairs at the University of Rochester. In addition, Dr. Evarts was a Professor for the Pennsylvania State University, College of Medicine and Chief Executive Officer of The Milton S. Hershey Medical Center, as well as the Senior Vice President for Health Affairs and Dean, College of Medicine (Emeritus). Previously, Dr. Evarts served as Professor and Chair of the Department of Orthopaedics at the University of Rochester School of Medicine and Dentistry and Medical Center and Vice President for Development. Prior to that, he was Chair of the Department of Orthopaedic Surgery at the Cleveland Clinic Foundation. Dr. Evarts holds an A.B. degree from Colgate University. He received his Medical Degree from the University of Rochester School of Medicine and Dentistry and served his internship and residency at the University of Rochester Strong Memorial Hospital. Dr. Evarts is a former director of The Hershey Foods Corporation, Hershey Trust, and Carpenter Technology. Dr. Evarts is Chairman of our company’s Compensation Committee.

Director Compensation — The Compensation Committee recommends our directors’ compensation package, subject to approval by the non-employee members of the Board of Directors. In addition, we do not pay additional compensation to our executive officers for their service as directors. The non-employee directors receive a $10,000 annual retainer and are paid a fee of $2,500 per Board of Directors meeting, plus travel expenses and other costs associated with attending meetings. Non-employee directors who serve on the Executive Committee are paid a fee of $2,000 per Executive Committee meeting plus travel expenses and other costs associated with attending the meetings. Non-employee directors who serve on the Audit Committee are paid a fee of $2,000 each quarter in connection with the review of our company’s quarterly and annual filings made with the SEC, unless such review takes place on the date of a Board of Directors meeting. Committee Chairpersons receive an additional $2,000 annual retainer. In addition, there is an educational allowance for Board of Directors training totaling $10,000, plus travel expenses and other costs associated with attending training.

Each non-employee director receives an initial grant of options to purchase 9,000 shares of Common Stock upon such director’s appointment to the Board of Directors, exercisable at the fair market value of such shares on the date of grant. In consideration of service on the Board of Directors, on the date of each annual meeting of the stockholders of our company, each non-employee director who is elected, re-elected or continues to serve as a director because his term has not expired, receives an option to purchase 7,500 shares of Common Stock, exercisable at the fair market value of such shares on the date of grant. In consideration of his service as the Chairman of the Board of Directors, on the date of each annual meeting of the stockholders of our company, the Chairman of the Board who is elected, re-elected or continues to serve as a director because his term has not expired, receives an option to purchase 11,250 shares of Common Stock, exercisable at the fair market value of such shares on the date of grant. In addition, each non-employee director who serves on a committee, as of the date of the annual meeting, receives an additional option to purchase 1,500 shares of Common Stock, exercisable at the fair market value of such shares on the date of grant. Each committee member is only entitled to a single such option to purchase 1,500 shares even if he serves on several committees. In addition, additional grants of options may be made, from time to time, as determined by the Compensation Committee.

Each non-employee director who is elected, re-elected or continues to serve as a director because his term has not expired also receives, on the date of the annual meeting, an award of 2,000 shares of restricted Common Stock. The Chairman of the Board who is elected, re-elected or continues to serve as a director because his term has not expired also receives, on the date of the annual meeting, an award of 3,000 shares of restricted Common Stock. Prior to the shares granted in December of 2005, outstanding awards of restricted Common Stock contained a three-year vesting provision, contingent, in the case of 1,000 shares, upon our achievement of certain earnings per share targets and, in the case of the other 1,000 shares, upon the price of our Common Stock reaching certain targets. All grants awarded to non-employee directors and the Chairman of the Board since the December 2005 restricted Common Stock awards have not been subject to the achievement of certain earnings per share targets and company Common Stock price targets; all other attributes of the grants will remain the same as described above. Previously awarded restricted stock grants will remain subject to the original provisions that were in effect at the time of grant.

Director Compensation For Fiscal 2006

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards (#)	Option Awards ($) (1)	Total ($)
Walter R. Maupay, Jr.	35,000	70,350	11,250	109,199	214,549
Harold N. Chefitz	39,000	46,900	9,000	87,359	173,259
Steven J. Lee	35,000	46,900	9,000	87,359	169,259
Robert J. Bobb	33,000	46,900	9,000	87,359	167,259
Kim D. Rosenberg	32,500	46,900	9,000	87,359	166,759
C. McCollister Evarts, M.D.	28,500	46,900	9,000	87,359	162,759

(1)  The value shown for an option award is based on the fair value as of the grant date using the Black-Scholes option-pricing model. This same model is used to compute the compensation expense related to stock options reported in our financial statements.

Meetings — During fiscal 2006, the Board of Directors held six meetings in person and two teleconference meetings, for a total of eight meetings. During each of the six Board of Directors meetings held in person, the independent directors met without our executive officers being present for an executive session. During fiscal 2006, each director attended at least 75% of the aggregate of (1) the total number of meetings held by the Board of Directors, and (2) the total number of meetings held by all committees of the Board of Directors on which he served.

Committees of the Board of Directors — The Board of Directors has established four standing committees: an Audit Committee, a Compensation Committee, an Executive Committee and a Corporate Governance and Nominating Committee. The Audit Committee includes Mr. Rosenberg (Chairman) and Messrs. Bobb and Chefitz, each of whom is a non-employee director who meets the independence requirements of the NASDAQ Marketplace Rules (NASDAQ independence requirements). The Compensation Committee includes Dr. Evarts (Chairman) and Messrs. Lee and Bobb, each of whom is a non-employee director who meets the NASDAQ independence requirements. The Executive Committee includes Messrs. Kaufmann (Chairman), Chefitz, Maupay and Lee, each of whom, with the exception of Mr. Kaufmann, is a non-employee director who meets the NASDAQ independence requirements. The Corporate Governance and Nominating Committee includes Messrs. Maupay (Chairman), Chefitz and Lee, each of whom is a non-employee director who meets the NASDAQ independence requirements.

The Audit Committee exercises oversight responsibility regarding the quality and integrity of our auditing and financial reporting practices. In fulfilling this responsibility, the Audit Committee, among other things, selects the independent auditors, pre-approves any audit or non-audit services to be provided by the independent auditors or other accounting service firms, reviews the results and scope of the annual audit performed by the auditors and assesses processes related to risks and control environment. The Audit Committee reports to the full Board of Directors regarding all of the foregoing. The Audit Committee operates pursuant to a written charter that is posted on our website at www.kenseynash.com under the section called “Corporate Governance”. The Audit Committee held four meetings in person and nine teleconference meetings, for a total of thirteen meetings, in fiscal 2006. See “Audit Committee Matters.”

The Compensation Committee has the responsibility for recommending to the Board of Directors guidelines and standards for the determination of executive compensation, reviewing our executive policies and reporting to the full Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the Fourth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan (Employee Plan) and the Kensey Nash Corporation Nonemployee Directors’ Stock Option Plan (Directors’ Plan), determining the number of options to be granted and restricted Common Stock to be awarded to our executive officers and employees pursuant to the Employee Plan, and reporting to the full Board of Directors regarding the foregoing matters. The Compensation Committee operates pursuant to a written charter that is posted on our website. During fiscal 2006, the Compensation Committee held three meetings in person, including a session during one of the meetings without the CEO present at which the CEO’s compensation was determined, and two teleconference meetings. See “Report of the Compensation Committee of the Board of Directors”.

The Executive Committee has those responsibilities delegated to it from time to time by the Board of Directors. The Executive Committee also measures our performance to our operating plan and reviews key strategic alternatives. The Executive Committee operates pursuant to a written charter that is posted on our website. The Executive Committee held four meetings in fiscal 2006.

The Corporate Governance and Nominating Committee has the responsibility of evaluating the performance of the Board of Directors and making recommendations as to the size and composition of the Board of Directors and its committees. The Corporate Governance and Nominating Committee also performs the duties of a nominating committee and is responsible for making recommendations for nominations of new members of the Board of Directors. The Corporate Governance and Nominating Committee operates pursuant to a written charter that is posted on our website at www.kenseynash.com under the section called “Corporate Governance”. The Corporate Governance and Nominating Committee held three meetings in fiscal 2006 and nominated the directors to be re-elected at this meeting.

The Corporate Governance and Nominating Committee will consider many factors when considering candidates for election to the Board of Directors, including that the proper skills and experiences are represented on the Board of Directors and its committees and that the composition of the Board of Directors and each such committee satisfies applicable legal requirements and the NASDAQ listing standards. The Corporate Governance and Nominating Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Corporate Governance and Nominating Committee recommended nominee. However, the Corporate Governance and Nominating Committee does believe that all members of the Board of Directors should have the highest personal and professional ethics, a commitment to representing the long-term interests of the stockholders and sufficient time to devote to Board of Directors matters. The Corporate Governance and Nominating Committee considers candidates for the Board of Directors from any reasonable source, including stockholder recommendations. The Corporate Governance and Nominating Committee does not evaluate candidates differently based on who has proposed the candidate.

Stockholders who wish to nominate a qualified candidate should write to our secretary at our principal executive offices. Such nominations should be sent to the secretary not less than 60 days nor more than 90 days prior to an annual meeting of stockholders in accordance with the bylaws of our company. In addition to other requirements set forth in our bylaws, nominations must specify the name of the nominee and the qualifications of such nominee for membership on the Board of Directors, along with the written consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected.

The Corporate Governance and Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees were paid to consultants or search firms in the past fiscal year.

Corporate Governance Practices and Policies — The Board of Directors has carefully followed the corporate governance developments which have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules adopted thereunder by the SEC, governance rules proposed and/or adopted by the SEC, the NASDAQ listing standards and other corporate governance recommendations. In April 2004, the Board of Directors adopted new charters for its Audit Committee, Compensation Committee, Executive Committee and its Corporate Governance and Nominating Committee. Each of these new charters is available in full text on our website at www.kenseynash.com under the section called “Corporate Governance”.

The Board of Directors also adopted new Corporate Governance Guidelines at that time. The new Corporate Governance Guidelines address, among other things, the Board’s composition, qualifications and responsibilities, director education, independence of directors and stockholder communications with directors. The Corporate Governance Guidelines provide that directors are expected to attend the Annual Meeting and all of the directors were in attendance at our 2005 Annual Meeting. The full text of the Corporate Governance Guidelines is available on our website.

Also, in April 2004, the Board of Directors adopted the Kensey Nash Corporation Code of Business Conduct and Ethics, articulating standards of business and professional ethics, applicable to all of our directors, officers and employees. The full text of the Code of Business Conduct and Ethics is available on our website. Our website also provides information on how to contact us and other items of interest to investors. We make available on our website, free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to these reports, as soon as practical after we file these reports with the SEC.

Communications with the Board of Directors — As set forth in Corporate Governance Guidelines, which are posted on our website, stockholders or other interested parties may communicate with the Board of Directors by sending a letter to Kensey Nash Corporation Board of Directors, c/o the Secretary, Kensey Nash Corporation, 735 Pennsylvania Drive, Exton, PA 19341. The Secretary will receive the correspondence and forward it to the director or directors to whom the communication is addressed.

Executive Officers — The Board of Directors elects officers annually and such officers, subject to the terms of certain employment agreements, serve at the discretion of the Board of Directors. See “Executive Compensation— Employment Agreements.” In addition to our executive officers identified in the tables entitled “Nominees” and “Other Directors,” Ms. Wendy F. DiCicco serves as our Chief Financial Officer.

Ms. DiCicco, CPA, 39, has served as Chief Financial Officer since August 1998. From 1996 through 1998, Ms. DiCicco served as Controller of our company. From 1989 until she joined Kensey Nash in 1996, Ms. DiCicco was an Accounting and Audit Manager at the public accounting firm Deloitte & Touche LLP. Ms. DiCicco holds a B.S. degree in accounting from Philadelphia University and is a Certified Public Accountant in the Commonwealth of Pennsylvania. Ms. DiCicco is a director of II-VI Incorporated.

Section 16(a) Beneficial Ownership Reporting Compliance — Section 16 of the Securities and Exchange Act of 1934 (the “1934 Act”) requires our officers and directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and the NASDAQ Stock Market. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that all Section 16 filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during fiscal 2006, except that each of Mr. Kaufmann, Mr. Evans, Mr. Nash and Ms. DiCicco filed a Form 4 one day late to report a grant of restricted stock.

EXECUTIVE COMPENSATION

The table below contains information with respect to the compensation we paid and awarded for services rendered during the fiscal years ended June 30, 2006, 2005 and 2004 to our chief executive officer and our three other executive officers as of June 30, 2006 (each, a “Named Executive Officer”).

SUMMARY COMPENSATION TABLE

			Annual Compensation				Long-Tem Compensation Awards
Name and Principal Position	Fiscal Year	Total Compensation ($)	Salary ($)		Bonus ($)		Restricted Stock Awards ($) (5)		Securities Underlying Options/SARs (#) (14)	Option/SAR Awards ($) (15)	All Other Compensation ($)
Joseph W. Kaufmann	2006	786,648	290,000		—		—		49,000	487,818	8,830	(16)
President, Chief Executive	2005	1,199,374	290,000		—		903,505	(6)	—	—	5,869
Officer and Secretary	2004	2,477,276	290,000		295,000	(2)	689,450	(7)	85,000	1,198,951	3,875

Douglas G. Evans, P.E.	2006	610,132	250,000		—		—		35,000	348,442	11,690	(17)
Chief Operating Officer	2005	1,023,896	250,000		—		767,106	(8)	—	—	6,790
and Assistant Secretary	2004	2,056,314	246,250		255,000	(3)	565,460	(9)	70,000	986,095	3,509

Wendy F. DiCicco, CPA	2006	300,995	195,700		—		—		10,000	99,555	5,740	(18)
Chief Financial Officer	2005	480,395	183,750		—		290,314	(10)	—	—	6,331
	2004	903,824	159,715	(1)	81,000	(4)	234,450	(11)	30,000	425,712	2,947

John E. Nash, P.E.	2006	212,026	110,000		—		—		10,000	99,555	2,471	(19)
Vice President of New	2005	185,797	107,500		—		75,616	(12)	—	—	2,681
Technologies	2004	209,246	100,000		10,000		41,700	(13)	5,000	56,485	1,061

(1)	Our short-term disability insurance carrier paid $9,536 of Ms. DiCicco’s salary in the fiscal year ended June 30, 2004 (fiscal 2004).

(2)	Includes a cash bonus of $70,000 received in June 2004, and a $225,000 cash bonus for fiscal 2004 performance.

(3)	Includes a cash bonus of $55,000 received in June 2004, and a $200,000 cash bonus for fiscal 2004 performance.

(4)	Includes a cash bonus of $20,000 received in June 2004, and a $61,000 cash bonus for fiscal 2004 performance.

(5)	The holders of our restricted stock will be entitled to receive any dividends paid to the holders of our Common Stock, and any cash dividends on the restricted stock will automatically be reinvested in additional restricted stock.

(6)	Consists of 29,967 shares awarded September 9, 2005 (grant date market value of $30.15 per share). As of June 30, 2006, Mr. Kaufmann held a total of 41,633 shares of unvested restricted stock, with an aggregate market value on that date of $1,228,174. The shares awarded September 9, 2005 vest in three equal annual installments beginning on September 9, 2006.

(7)	Consists of 15,000 shares awarded July 21, 2004 (grant date market value of $27.43 per share) and 10,000 shares awarded August 24, 2004 (grant date market value of $27.80 per share). The shares awarded on July 21, 2004 vest in three equal annual installments beginning on January 1, 2005 and the shares awarded on August 24, 2004 vest in three equal annual installments beginning on August 24, 2005.

(8)	Consists of 25,443 shares awarded September 9, 2005 (grant date market value of $30.15 per share). As of June 30, 2006, Mr. Evans held a total of 35,109 shares of unvested restricted stock, with an aggregate market value on that date of $1,035,716. The shares awarded September 9, 2005 vest in three equal annual installments beginning on September 9, 2006.

(9)	Consists of 12,000 shares awarded July 21, 2004 (grant date market value of $27.43 per share) and 8,500 shares awarded August 24, 2004 (grant date market value of $27.80 per share). The shares awarded on July 21, 2004 vest in three equal annual installments beginning on January 1, 2005 and the shares awarded on August 24, 2004 vest in three equal annual installments beginning on August 24, 2005.

(10)	Consists of 9,629 shares awarded September 9, 2005 (grant date market value of $30.15 per share). As of June 30, 2006, Ms. DiCicco held a total of 13,628 shares of unvested restricted stock, with an aggregate market value on that date of $402,026. The shares awarded September 9, 2005 vest in three equal annual installments beginning on September 9, 2006.

(11)	Consists of 5,000 shares awarded July 21, 2004 (grant date market value of $27.43 per share) and 3,500 shares awarded August 24, 2004 (grant date market value of $27.80 per share). The shares awarded on July 21, 2004 vest in three equal annual installments beginning on January 1, 2005 and the shares awarded on August 24, 2004 vest in three equal annual installments beginning on August 24, 2005.

(12)	Consists of 2,508 shares awarded September 9, 2005 (grant date market value of $30.15 per share). As of June 30, 2006, Mr. Nash held a total of 3,508 shares of unvested restricted stock, with an aggregate market value on that date of $103,486. The shares awarded September 9, 2005 vest in three equal annual installments beginning on September 9, 2006.

(13)	Consists of 1,500 shares awarded August 24, 2004 (grant date market value of $27.80 per share). The shares awarded on August 24, 2004 vest in three equal annual installments beginning on August 24, 2005.

(14)	The grants for fiscal 2006 were cash-settled stock appreciation rights (SARs) and the grants for fiscal 2004 were stock options.

(15)	The value shown for a stock option or SAR award is based on the fair value as of the grant date using the Black-Scholes option-pricing model. This same model is used to compute the compensation expense related to stock options and SARs reported in our financial statements.

(16)	Consists of $7,725 for our company matching cash contribution paid and/or accrued under our 401(k) Plan, $790 for additional disability premiums and $315 for additional life insurance premiums.

(17)	Consists of $6,000 for our company matching cash contribution paid and/or accrued under our 401(k) Plan, $5,375 for additional disability premiums and $315 for additional life premiums.

(18)	Consists of $4,390 for our company matching cash contribution paid and/or accrued under our 401(k) Plan, $1,056 for additional disability premiums and $294 f6r additional life premiums.

(19)	Represents our company’s matching cash contribution paid and/or accrued under our 401(k) Plan.

Option/SAR Grants for Fiscal 2006 — The Named Executive Officers did not receive any stock option grants or stock appreciation rights during fiscal 2006, although as disclosed in footnote 14 to the Summary Compensation Table above, in fiscal 2007 they received stock appreciation rights earned with respect to fiscal 2006. The following table provides information on the grants of stock appreciation rights earned for fiscal 2006 to the Named Executive Officers pursuant to the Employee Plan.

SAR GRANTS FOR FISCAL 2006

	Individual Grants
Name	Number of Securities Underlying SARs Granted (#)	Percent of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value (1)
Joseph W. Kaufmann	49,000	14.5%	$31.36	10/5/2011	$487,818
Douglas G. Evans, P.E.	35,000	10.4%	$31.36	10/5/2011	$348,442
Wendy F. DiCicco, CPA.	10,000	3.0%	$31.36	10/5/2011	$99,555
John E. Nash, P.E.	10,000	3.0%	$31.36	10/5/2011	$99,555

(1)	The value shown for SAR awards is based on the fair market value as of the grant date using the Black-Scholes option-pricing model, based on the following assumptions: (a) a stock price volatility fact of 35%, calculated based on historical volatility of our Common Stock, and other factors; (b) a risk free rate of return of 4.56%; (c) an expected average dividend yield of 0% (the dividend yield at the date of the grant); and (d) an expected average option holding period of 3.5 years which was determined in accordance with Question 6 of SEC Staff Accounting Bulletin Topic 14.0.2, “Expected Term” (SAB 107). This same model, Black-Scholes, is used to compute the compensation expense related to stock options and SARs reported in our financial statements.

Aggregated Option Exercises in Fiscal 2006 and Fiscal 2006 Option Values — The following table provides information regarding the Named Executive Officers’ option exercises during fiscal 2006 and unexercised options held at June 30, 2006. None of the Named Executive Officers held any stock appreciation rights as of June 30, 2006.

AGGREGATED OPTION EXERCISES IN FISCAL 2006 AND FISCAL 2006 OPTION VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year-End 2006(#)		Value of Unexercised In-The-Money Options at Fiscal Year-End 2006($)(1)
Name	Shares Acquired On Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph W. Kaufmann	30,000	$556,957	689,502	—	$10,990,826	$0.00
Douglas G. Evans, P.E.	30,000	$407,871	538,200	—	$8,326,818	$0.00
Wendy F. DiCicco, CPA	20,000	$357,500	60,525	—	$473,520	$0.00
John E. Nash, P.E.	—	—	20,000	—	$203,820	$0.00

(1)	The value per option is calculated by subtracting the exercise price from the closing price per share of the Common Stock on the NASDAQ Stock Market on June 30, 2006, which was $29.50.

Employment Agreements — Mr. Kaufmann is a party to a three-year Employment Agreement with our company dated as of June 1, 2004 that expires in June 2007 and provides for a minimum annual base salary of $290,000, or his most recent per annum base salary, whichever is greater. Mr. Evans is a party to a three-year Employment Agreement with our company dated as of June 1, 2004 that expires in June 2007 and provides for a minimum annual base salary of $250,000, or his most recent per annum base salary, whichever is greater. Each of these employment agreements provides that the officer’s salary is subject to annual increases as determined by our Board of Directors and provides that an annual bonus may be paid at the discretion of our Board of Directors. The Board of Directors increased Mr. Kaufmann’s and Mr. Evan’s salaries to $319,000 and $275,000, respectively, effective October 5, 2006. The agreements restrict each of Messrs. Kaufmann and Evans from competing with us during the term of the agreement and for twelve months after termination of his employment with Kensey Nash.

Each of Messrs. Kaufmann and Evans is also party to a Termination and Change in Control Agreement with our company, dated as of the same date as his Employment Agreement. Pursuant to the Termination and Change in Control Agreement, if, following a Change in Control (as defined therein), our company terminates, other than for cause, any of Messrs. Kaufmann or Evans, he will be entitled to receive, among other things, severance pay equal to his base salary for a period of two years and a bonus equal to two times the average of the value of cash bonuses and restricted stock received by him for each of the last two fiscal years. Each of Messrs. Kaufmann and Evans would also be entitled to receive an additional payment, net of taxes, to compensate for any excise tax imposed on these and other payments if they are determined to be excess parachute payments under the Code. Following a Change in Control, all unvested options and restricted stock granted to each of Messrs. Kaufmann and Evans will immediately become vested.

Ms. DiCicco is party to a two-year Employment Agreement with our company dated as of May 11, 2006 that expires in May 2008 and provides for a minimum annual base salary of $197,500, or her most recent per annum base salary, whichever is greater. Ms. DiCicco’s employment agreement provides that her salary is subject to annual increases as determined by our Board of Directors and provides that an annual bonus may be paid at the discretion of our Board of Directors. The Board of Directors increased Ms.DiCicco’s salary to $217,250 effective October 5, 2006. The agreement restricts Ms. DiCicco from competing with us during the term of the agreement and for twelve months after termination of her employment with Kensey Nash.

If, following a Change in Control (as defined in her Employment Agreement), our company terminates Ms. DiCicco, other than for cause, she will be entitled to receive, among other things, severance pay equal to her base salary for a period of two years and a bonus equal to two times the average of the value of cash bonuses and restricted stock received by her for each of the last two fiscal years. Ms. DiCicco would also be entitled to receive an additional payment, net of taxes, to compensate for any excise tax imposed on these and other payments if they are determined to be excess parachute payments under the Code. Following a Change in Control, all unvested options and restricted stock granted to Ms. DiCicco will immediately become vested.

Equity Compensation Plan Information

As of June 30, 2006, we maintained the Employee Plan and the Directors’ Plan, each of which was approved by our stockholders. The following table provides information, as of June 30, 2006, about the securities authorized for issuance under these equity compensation plans. This table does not include any awards that have been made in fiscal 2007 and does not reflect the increase in the number of shares authorized for issuance under the Employee Plan that has been approved by our Board of Directors, subject to stockholder approval of the Amended Plan at the Annual Meeting. The Directors’ Plan was terminated in December 2005.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a) (1)	(b) (2)	(c) (3)
Equity compensation plans approved by security holders	2,483,107 (4)	$18.09	54,041
Equity compensation plans not approved by security holders	—	—	—

(1)	As of the record date, October 26, 2006, the number of securities in column (a) was 2,420,389.

(2)	As of October 26, 2006, the price in column (b) was $18.19.

(3)	As of October 26, 2006, the number of securities in column (c) was 55,157.

(4)	As of the date of this table, June 30, 2006, the weighted average remaining contractual term of such options was 5.6 years. As of October 26, 2006, the weighted average remaining contractual term of outstanding options was 5.3 years.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The objectives of the Compensation Committee in determining the levels and components of executive compensation are (1) retaining the executive officers in their present positions, (2) providing them with both cash and equity incentives to further the interests of our company and our stockholders, (3) compensating them at levels comparable to those of executive officers at other medical device companies at a comparable stage of development, and (4) attracting executive officers whose experience and backgrounds would help the growth and development of our company. Generally, the compensation of all executive officers consists of a base salary plus a discretionary bonus based upon achievement of specified goals. Stock options may be granted under the Employee Plan to provide the opportunity for compensation based upon the performance of the Common Stock over time. In addition, the Compensation Committee determined restricted Common Stock awards could be awarded under the Employee Plan to the executive officers.

The Compensation Committee determined the terms of the employment agreements for Mr. Kaufmann and for all of the other executive officers. In determining the base salaries of the executive officers, the Compensation Committee considered the performance of each executive, the nature of the executive’s responsibilities, the salary levels of executives at medical device companies at a comparable stage of development, including other publicly-held companies that are developing medical device products and are included in the NASDAQ Medical Equipment Index, and our general compensation practices. Based on these criteria, on October 5, 2006, the Board of Directors approved the annual base salaries of Messrs. Kaufmann, Evans and Nash and Ms. DiCicco to be $319,000, $275,000, $115,500 and $217,500, respectively.

Discretionary cash bonuses for each of our executive officers are directly tied to achievement of specified goals of our company and are a function of the criteria that the Compensation Committee believes appropriately takes into account the specific areas of responsibility of the particular officer. For fiscal 2006, The Compensation Committee approved specific corporate financial goals for our company including earnings per share, total sales revenue, business segments’ sales revenue and royalty income. These corporate financial goals must be achieved at an overall 85% level for an executive officer to be eligible for a cash bonus. Our company’s financial performance for fiscal 2006 did not meet the 85% level and, therefore, no executive officer received a cash bonus. The Compensation Committee also approved for fiscal 2006 individual goals for each executive officer. The individual goals are different for each executive officer based on their respective areas of responsibility. For example, Mr. Kaufmann’s individual goals were weighted in the following areas: 55% endovascular, 20% biomaterials, 10% operations, and 15% accounting. The achievement of the individual goals is used to determine an executive officer’s stock-based awards.

The Compensation Committee grants stock options under the Employee Plan, from time to time to executive officers and other employees to provide a long-term incentive that is directly tied to the performance of our stock. The exercise price of each of these stock options is no less than the fair market value of the Common Stock on the date of grant. The options generally vest over a three-year period, from the date of grant. Vesting restrictions are used to retain key employees and to emphasize the long-term aspects of contribution and performance.

The Compensation Committee grants options based upon its belief that it is necessary in a highly competitive environment to provide key personnel the opportunity for significant continuing equity participation and incentives to create stockholder value over a longer investment horizon. These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit. In making stock option grants to executives under the Employee Plan, the Compensation Committee considers a number of factors, including the past performance of the executive, achievement of individualized goals (the same goals which determine cash bonuses as mentioned above), the responsibilities of the executive, review of compensation of executives in medical device companies at a comparable stage of development, and review of the number of shares underlying stock options each executive currently possesses.

The Compensation Committee determined that, in addition to grants of options and cash bonuses, the executive officers would be eligible for awards of restricted Common Stock and stock appreciation rights pursuant to the Employee Plan. In making restricted stock and stock appreciation rights awards to executives, the Compensation Committee considers a number of factors, including the past performance of the executive, achievement of individualized goals (as described above), the responsibilities of the executive, review of compensation of executives in medical device companies at a comparable stage of development, and review of the number of shares of restricted Common Stock each executive currently possesses.

For fiscal 2006, the Compensation Committee decided, and the executive officers agreed, to award cash-settled stock appreciation rights, pursuant to the Employee Plan, in exchange for the value of the stock option or restricted stock awards the executives would have received based upon the criteria described above. For every one stock option the executive officer would have received, he or she instead received one cash-settled stock appreciation right with respect to one share of Common Stock. The Compensation Committee and the executive officers determined to award cash-settled stock appreciation rights instead of stock-based awards due to the small number of shares available for award under the Employee Plan. On October 5, 2006, for their performance in fiscal 2006, Messrs. Kaufmann, Evans and Nash and Ms. DiCicco were awarded 49,000, 35,000, 10,000 and 10,000 cash-settled stock appreciation rights, respectively, having a fair market value of $31.36 per share on the date of grant. These awards will vest over time in three equal annual amounts beginning October 5, 2007 and will expire on October 5, 2011.

Mr. Kaufmann’s and the other executive officers’ bonuses and other cash and stock-based awards for the fiscal 2007 will be based upon the achievement of specific objectives, including achievement of revenue and earnings per share goals in our fiscal 2007 plan and individual operational, development and strategic objectives.

Compliance with Section 162(m) —Section 162(m) of the Code (Section 162(m)) provides that compensation paid to certain executive officers in excess of $1,000,000 in any year is not deductible by our company for Federal income tax purposes unless, in general, such compensation is performance-based, is established by a committee comprised solely of two or more independent directors and is objective and the plan or agreement providing for such performance-based compensation has been approved by the stockholders in advance of payment. The Compensation Committee currently intends for most compensation paid to our executive officers to be tax- deductible to our company. However, the Compensation Committee may, from time to time, pay compensation to our executive officers that may not be deductible if the Compensation Committee believes this to be in the best interests of our company.

Compensation Committee
C. McCollister Evarts, M.D., Chairman
Steven J. Lee
Robert Bobb

PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total stockholder returns during the period commencing on June 30, 2001 and ending on June 30, 2006, for us, the NASDAQ Composite Index and the NASDAQ Medical Equipment Index. The comparison assumes $100 was invested on June 30, 2001 in our Common Stock, the NASDAQ Composite Index and the NASDAQ Medical Equipment Index and assumes the reinvestment of all dividends, if any. Please note that, NASDAQ reclassified its index line and, as such, our major market index which in previous years said NASDAQ Stock Market (U.S.) now says NASDAQ Composite.

Comparison of Cumulative Total Returns

	6/30/01	6/30/02	6/30/03	6/30/04	6/30/05	6/30/06
Kensey Nash Corporation (KNC)	$100	$97	$153	$206	$181	$176
NASDAQ Composite	$100	$70	$74	$96	$98	$107
NASDAQ Medical Equipment	$100	$87	$94	$141	$145	$153

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN STOCKHOLDERS

The following table sets forth, as of October 26, 2006, certain information with respect to the beneficial ownership of our Common Stock by (1) each person known by us to own beneficially more than 5% of the outstanding shares of Common Stock, (2) each of our directors, (3) each of the Named Executive Officers (as defined on page 15) and (4) all of our executive officers and directors as a group. Unless otherwise indicated, each person or group has sole dispositive and voting power with respect to the shares shown below as beneficially owned by such person.

Names and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Lord, Abbett & Co. LLC (1)	1,913,532	16.4%
Wellington Management Company, LLP (2)	1,313,049	11.2
BAMCO, Inc. (3)	1,025,800	8.8
Transamerica Investment Management, LLC (4)	989,044	8.5
Brown Capital Management, Inc. (5)	884,850	7.6
Joseph W. Kaufmann (6)	744,481	6.0
Independence Investment LLC (7)	709,552	6.0
Kenneth R. Kensey, M.D. (8)	641,000	5.5
Douglas G. Evans, P.E. (9)	638,356	5.2
John E. Nash, P.E. (10)	353,490	3.0
Walter R. Maupay, Jr. (11)	113,190	*
Robert J. Bobb (12)	91,360	*
Wendy F. DiCicco, CPA (13)	75,198	*
C. McCollister Evarts, M.D (14).	58,440	*
Steven J. Lee (15)	49,940	*
Kim D. Rosenberg (16).	40,940	*
Harold N. Chefitz (17)	35,296	*
All Executive Officers and Directors as a group (10 persons)	2,200,691	16.5%

*	Denotes less than one percent.

(1)	The principal place of business for Lord, Abbett & Co. LLC is 90 Hudson Street, Jersey City, NJ 07302. Lord, Abbett & Co. LLC has sole investment discretion for 1,897,332 shares, sole voting authority for 1,709,772 shares and no voting authority for 176,660 shares. This information was obtained from a Form 13F filed with the SEC, which disclosed ownership as of June 30, 2006.

(2)	The principal place of business for Wellington Management Company, LLP is 75 State Street, Boston, MA 02109. Wellington Management Company LLP has sole voting authority for 623,000, shared voting authority for 410,500 shares and no voting authority for 279,549 shares. This information was obtained from a Form 13F filed with the SEC, which disclosed ownership as of June 30, 2006.

(3)	Baron Capital Group, Inc. and Ronald Baron are parent holding companies of BAMCO, Inc., Baron Capital Management, Inc. and Baron Small Cap Fund; the address for all of them is 767 Fifth Avenue, New York, NY 10153. Baron Capital Management, Inc. has shared voting authority for 953,300 shares and no voting authority for 72,500 shares. This information was obtained from a Form 13F filed with the SEC, which disclosed ownership as of June 30, 2006.

(4)	The principal place of business for Transamerica Investment Management, LLC is 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015. Transamerica Investment Management LLC has sole voting authority for 895,189 shares and no voting authority for 93,855 shares. This information was obtained from a Form 13F filed with the SEC, which disclosed ownership as of June 30, 2006.

(5)	The principal place of business for Brown Capital Management, Inc. is 1201 N. Calvert Street, Baltimore, MD 21202. Brown Capital Management Inc. has sole voting authority for 405,150 shares and no voting authority for 479,700 shares. This information was obtained from a Form 13F filed with the SEC, which disclosed ownership as of June 30, 2006.

(6)	Includes 653,500 shares issuable upon exercise of options within 60 days of October 26, 2006.

(7)	The principal place of business for Independence Investment LLC is 53 State Street, 28th Floor, Boston, MA 02109-2804. Independence Investments LLC has sole voting authority for 530,832 shares and no voting authority for 178,720 shares. This information was obtained from a Form 13F filed with the SEC, which disclosed ownership as of June 30, 2006.

(8)	Represents shares held by the Kenneth R. Kensey Revocable Trust, of which Kenneth R. Kensey is trustee. Dr. Kensey has sole voting and dispositive power with respect to the shares held by the trust. The principal place of business for Dr. Kensey is c/o Rheologics, Inc., 15 East Uwchlan Ave., Suite 414, Exton, Pennsylvania 19341. This information was obtained verbally from Dr. Kensey’s office in October 2004.

(9)	Includes 75,311 shares held by the Douglas G. Evans Revocable Trust, 1,050 shares held indirectly by his minor children and 538,200 shares issuable upon exercise of options within 60 days of October 26, 2006.

(10)	Includes 331,318 shares held by the John E. Nash Revocable Trust and 20,000 shares issuable upon exercise of options within 60 days of October 26, 2006.

(11)	Includes 81,750 shares issuable upon exercise of options within 60 days of October 26, 2006.

(12)	Includes 83,500 shares issuable upon exercise of options within 60 days of October 26, 2006.

(13)	Includes 60,525 shares issuable upon exercise of options within 60 days of October 26, 2006.

(14)	Includes 53,500 shares issuable upon exercise of options within 60 days of October 26, 2006.

(15)	Includes 43,500 shares issuable upon exercise of options within 60 days of October 26, 2006.

(16)	Includes 36,000 shares issuable upon exercise of options within 60 days of October 26, 2006.

(17)	Includes 31,000 shares issuable upon exercise of options within 60 days of October 26, 2006.

PROPOSAL 2
APPROVAL OF THE FIFTH AMENDED AND RESTATED EMPLOYEE INCENTIVE
COMPENSATION PLAN

Our Board of Directors has approved, and proposes that our stockholders approve, amending and restating the Fourth Amended and Restated Employee Incentive Compensation Plan (Employee Plan), which was previously approved by our stockholders, as the Fifth Amended and Restated Employee Incentive Compensation Plan (Amended Plan). The Amended Plan (1) provides for an increase in the number of shares of our Common Stock authorized for issuance under it by 300,000 shares, only 75,000 of which may be issued as restricted stock, bonus stock or stock-based awards other than stock options or stock appreciation rights, (2) exempts the Amended Plan and awards under the Amended Plan from coverage under Section 409A of the Internal Revenue Code of 1986, as amended (Code), which applies to deferred compensation arrangements, (3) includes per-participant annual maximums for stock and cash based awards under the Amended Plan, (4) adds two items to the list of business criteria upon which the Compensation Committee may base cash incentive and other performance based awards under the Amended Plan, (5) eliminates provisions that are no longer relevant due to changes in our status and changes in applicable law, including provisions that were effective only prior to our initial public offering, (6) clarifies certain provisions, including a provision regarding available methods for paying the exercise price of stock options awarded under the Amended Plan, (7) disallows the use for future grants under the Amended Plan of shares tendered by a participant to pay the exercise price of an award or shares withheld by our company for taxes, (8) disallows awards of dividend equivalent rights or the ability to receive cash dividends with grants of awards, and (9) specifies that stock appreciation rights are granted at 100% of the fair market value of the underlying stock on the date of grant and are exercisable over a maximum of five years from the grant date.

The Board of Directors desires to maintain the Employee Plan and make additional shares available for award under it as amended by the Amended Plan because it believes that the well-recognized benefits of incentive compensation plans outweigh any burden on, or dilution of, our stockholders attendant to the award of stock options, restricted stock or other types of awards. Those benefits include:

•	Attraction and retention of key employees;

•	The encouragement of key employees to acquire a proprietary interest in our company;

•	The ability to fashion attractive incentive awards based upon the performance of our company and the price for its Common Stock; and

•	Alignment of the interests of directors, officers, employees and consultants with the interests of our stockholders.

The Compensation Committee of our Board of Directors administers the Employee Plan and would continue to administer the Amended Plan. The Compensation Committee consists of two or more outside directors, as defined under Section 162(m) of the Code. These “outside directors” are also non-employee directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (Exchange Act).

Background

The Employee Plan was adopted in original form by the Board of Directors on April 1, 1995. The most recent previous amendment to it occurred on June 28, 2004, when our stockholders approved at a special meeting an amendment to reserve an additional 850,000 shares of Common Stock for issuance under it. That amendment brought the total number of shares authorized for issuance under the Employee Plan to 4,050,000 shares, most of which had already been issued.

A proposal to approve the Amended Plan was previously submitted for stockholder approval at a Special Meeting of Stockholders held on June 22, 2006. The proposal would have increased the number of shares authorized for issuance under the Employee Plan by 1,500,000. In contrast, the current proposal will, if approved, increase the number of shares authorized for issuance by 300,000 shares, only 75,000 of which may be issued as restricted stock, bonus stock or stock-based awards other than stock options or stock appreciation rights. The June 22, 2006 proposal failed to receive the requisite number of affirmative votes for passage. Our Board of Directors continues to believe that the Amended Plan (as modified since June 22, 2006) is in the best interests of our company and our stockholders for the reasons discussed below.

The following table provides information as of October 26, 2006 regarding our outstanding shares of Common Stock, shares underlying outstanding options, shares previously issued under the Employee Plan and shares that would be added upon stockholder approval of the Amended Plan:

As of October 26, 2006:
Shares Underlying Outstanding Options	2,090,389
Shares Outstanding	11,701,409
Shares & Shares Underlying Outstanding Options	13,791,798
Overhang (Shares Underlying Options Outstanding/Shares Outstanding)	18%
Weighted Average Exercise Price	$17.89
Nonvested Restricted Stock Awards Outstanding	106,850
Shares Previously Issued Under Plan (Upon Exercise of Options and as Restricted Stock)	1,797,604
Shares Available for Grant	55,157
Total Overhang (Shares Underlying Outstanding Options + Plan Shares Available/Shares Outstanding)	18%
Shares Board Seeks Approval For	300,000
As a % of Shares Outstanding	3%
As a % of Shares & Shares Underlying Outstanding Options	2%

Key Points Regarding the Amended Plan

•	All future Non-Employee Director awards will be granted under the Amended Plan. The Non-Employee Director Compensation Plan has been terminated.

•	As part of its process for determining executive officer and director compensation, the Compensation Committee reviews the compensation practices of a medical device peer group consisting of 19 small- and mid- capitalization companies. These companies range in size from approximately $50 million to $1.4 billion in market capitalization and $17 million to $430 million in annual revenues. A key measurement used by the Compensation Committee in determining the number of stock-based awards is “run rate.” A company’s run rate is calculated as follows: total stock based awards divided by shares outstanding. Our run rate for fiscal 2006 and our average run rate over the last three fiscal years was 1.6% and 2.5%, respectively. This compares favorably to the mean run rate of the peer group’s last fiscal year period and average three year run rate of 3.2% and 3.5%, respectively.

•	Of the 300,000 new shares requested in the Amended Plan, only 75,000 shares may be awarded as restricted stock, bonus stock or stock-based awards other than stock options or stock appreciation rights. The other shares may be issued as stock options, stock appreciation rights or other awards as described in the Amended Plan.

•	The Compensation Committee believes it is important for our company not only to retain key personnel in a highly competitive industry but also to attract talented and experienced employees by using stock-based incentives as a component of overall compensation.

•	If the stockholders approve the Amended Plan, the Compensation Committee intends to return to granting mostly restricted stock to our executive officers and upper management and mostly stock options to our other employees.

Stockholder approval of the Amended Plan is sought to continue (1) to meet the requirements of the NASDAQ

Stock Market, (2) to qualify certain compensation under the Amended Plan as performance-based compensation that is tax deductible without limitation under Section 162(m) of the Internal Revenue Code, and (3) to qualify certain stock options granted under the Amended Plan as incentive stock options. Furthermore, Section 13.1 of the Amended Plan provides that no amendment to the Amended Plan shall be made without the approval of our stockholders to the extent such approval is required by law or agreement. The Amended Plan will be effective on the date of stockholder approval and will apply to all awards made under it before, on or after that date. We intend to register the additional shares authorized under the Amended Plan under the Securities Act of 1933. If the Amended Plan is not approved by stockholders, the current Employee Plan will remain in place without any additional shares and without any of the other changes provided in the Amended Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE FIFTH AMENDED AND RESTATED EMPLOYEE INCENTIVE COMPENSATION PLAN.

Terms of the Amended Plan

The following brief summary of certain features of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, which is available on our website at www.kenseynash.com under the section called “Corporate Governance”, copies of which will be furnished by us without charge upon written request.

Awards Under the Amended Plan. The Amended Plan is a flexible plan that provides the Compensation Committee broad discretion to fashion the terms of the awards to provide eligible recipients with such stock-based and performance-related incentives as the Compensation Committee deems appropriate. The Amended Plan permits the issuance of awards in a variety of forms, including (1) nonqualified and incentive stock options for the purchase of Common Stock, (2) stock appreciation rights, (3) restricted stock, (4) bonus stock and awards in lieu of obligations of our company to pay cash or deliver other property under compensatory arrangements, (5) other stock-based awards, (6) performance awards and (7) cash incentive awards. The Amended Plan provides that 4,350,000 shares of Common Stock will be reserved for issuance pursuant to awards under it, of which approximately 355,000 will remain available for issuance. Over any three consecutive fiscal year period, the maximum aggregate number of shares of Common Stock that may be covered by stock options, stock appreciation rights, restricted stock awards and other stock-based awards granted to any single participant in the Amended Plan is 1,000,000 shares, subject to adjustment under circumstances specified in the Amended Plan. The maximum aggregate amount that may be paid out under the Amended Plan as cash incentive awards or other cash awards to any single participant in any fiscal year is $500,000.

Eligibility. The persons eligible to participate in the Amended Plan are directors, officers, employees and consultants of our company or any subsidiary of our company who, in the opinion of the Compensation Committee, contribute to the growth and success of our company or our subsidiaries. Directors, nominees for director, officers and key employees of our company may be considered to have an interest in the Amended Plan either because they already received or may in the future receive awards under it. The purpose of the Amended Plan is to promote the overall financial objectives of our company and our stockholders by motivating eligible participants to achieve long-term growth in stockholder equity in Kensey Nash and to retain the association of these individuals. As of October 26, 2006, we had six non-employee directors, four executive officers, and approximately 350 other employees and five consultants eligible to participate in the Amended Plan.

Release of Shares. At the discretion of the Compensation Committee, if shares of Common Stock subject to an award under the Amended Plan that remain unissued upon termination of such award or, are forfeited, the shares otherwise subject to the award may again be available for grant by the Compensation Committee. However, in contrast to the Employee Plan, any shares our company receives as consideration for the exercise of an award under the Amended Plan, including the satisfaction of any tax withholding obligations, will not be available for new awards under the Amended Plan. In the event of a stock dividend, stock split, recapitalization, sale of substantially all of the assets of our company, reorganization or other similar event, the Compensation Committee will make appropriate adjustments to the aggregate number of shares of Common Stock subject to the Amended Plan and the number, class and price of shares subject to outstanding awards.

Stock Options. Stock options granted under the Amended Plan may be either incentive stock options qualified under Section 422 of the Code (ISOs) or non-qualified stock options (NQSOs). The exercise period for any stock option granted under the Amended Plan will be determined by the Compensation Committee, provided that no stock option shall be exercisable more than 10 years after the date such stock option is granted or 5 years after the date of grant in the case of an ISO granted to a stockholder who owns 10% or more of our company. The exercise price for options granted under the Amended Plan will be determined by the Compensation Committee, provided that the exercise price per share may not be less than the fair market value per share on the date the stock option is granted. If an option that is intended to qualify as an ISO is to be granted to a party that is a 10% or more stockholder of our company, the exercise price per share may not be less than 110% of the fair market value per share of our Common Stock on the grant date. The exercise price of an option may be paid in cash or, if approved by the Compensation Committee, (i) by delivering Common Stock of our company already owned by the recipient for at least 6 months prior to such payment having a fair market value on the date of delivery equal to the exercise price, (ii) by authorizing us to retain shares of Common Stock of our company that would otherwise be issuable on exercise of the option having a fair market value on the date of exercise equal to the exercise price, or (iii) in such other manner as provided in the Amended Plan. In addition, the Compensation Committee may, in its discretion and subject to applicable law, authorize us to (1) lend to a recipient a portion of the exercise price of an option, or (2) guarantee a loan obtained by a recipient on a full recourse basis from a third-party for the purpose of paying the exercise price. No such loan or guarantee shall exceed 24 months or obligate us for an amount to exceed the lesser of the aggregate fair market value per share of the Common Stock on the date of exercise of the option, less the par value of the shares of Common Stock to be purchased upon exercise of the stock option, or an amount permitted under applicable laws or the regulations, the rules of the Federal Reserve Board and any other governmental agency having jurisdiction. Under the Sarbanes-Oxley Act of 2002, we may not make any such loan to an executive officer or director of our company.

Stock Appreciation Rights. Stock appreciation rights may be granted alone or in conjunction with a stock option grant. If a stock appreciation right is granted in conjunction with a stock option, the term of the stock appreciation right shall be the same as the term of the corresponding stock option. Upon the exercise of a stock appreciation right granted in conjunction with a stock option, the person exercising the right shall be entitled to receive an amount in cash, shares of our Common Stock or both, as determined by the Compensation Committee, equal in value to the excess of the fair market value per share of Common Stock over the option price per share of Common Stock, multiplied by the number of shares in respect of which the stock appreciation right is exercised. The Compensation Committee will establish the terms applicable to stock appreciation rights granted on a stand-alone basis, provided that the value to be used instead of the option price shall not be less than the fair market value per share of Common Stock on the date the stock appreciation right is awarded. Stock appreciation rights granted in conjunction with an ISO may not be exercisable unless the fair market value of the Common Stock on the date of exercise exceeds the option exercise price.

Restricted Stock. Shares of restricted stock may be granted alone or in conjunction with other awards under the Amended Plan. The Compensation Committee will determine the terms of restricted stock grants, and may condition a grant on the achievement of performance goals by the recipient or our company and otherwise make the shares of restricted stock subject to forfeiture. During the restriction period set by the Compensation Committee, the recipient will not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in the shares of restricted stock. During the restriction period, the recipient will have all other rights of our stockholders, provided that any dividends applicable to the shares of restricted stock will be reinvested or paid in the form of additional shares of restricted stock rather than in cash or unrestricted shares of Common Stock.

Bonus Stock and Awards in Lieu of Our Company’s Obligations. Subject to limitations described in the Amended Plan, the Compensation Committee is authorized to grant shares of our Common Stock as a bonus, or to grant shares of Common Stock or other awards in lieu of obligations of our company to pay cash or deliver other property in lieu of other compensatory plans or compensation arrangements.

Dividend Equivalents. The Amended Plan modifies the Employee Plan so the Compensation Committee may not grant dividend equivalents under the Amended Plan.

Other Stock-Based Awards. The Compensation Committee is authorized, subject to limitations imposed by applicable law, to grant such other types of awards that may be denominated or payable in, or valued in whole or in part based on the value of, our Common Stock, as determined by the Compensation Committee to be consistent with the purposes of the Amended Plan. These types of awards may include convertible or exchangeable debt securities, other rights convertible or exchangeable into our Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon the performance of our company and other similar types of awards. The Compensation Committee will determine the terms and conditions for all such awards.

Performance Awards and Cash Incentive Awards. The Compensation Committee is authorized to condition any type of award or cash payment on the performance of our company utilizing business criteria or other measures of performance it deems appropriate. The Compensation Committee will utilize one or more of the following business criteria for our company in establishing performance goals for a performance award: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly-available index such as, but not limited to, the Standard & Poor’s 500 Index or the NASDAQ-U.S. Index; (3) net income; (4) pre-tax earnings; (5) earnings before interest expense, taxes, depreciation and amortization (EBITDA); (6) pre-tax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating income before payment of executive bonuses; (13) working capital; (14) pro forma net income, excluding facility transition charges and equity compensation expense; and (15) pro forma earnings per share, excluding facility transition charges and equity compensation expense.

Change in Control Provisions. In the event of a Change in Control (as defined in the Amended Plan): (1) any stock appreciation rights and stock options outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original award; (2) the restrictions applicable to restricted stock or other awards shall lapse and such awards shall become free of all restrictions and become fully vested and transferable to the full extent of the original award; and (3) the performance goals and other conditions with respect to any outstanding performance award or cash incentive award shall be deemed to have been satisfied in full, and such award shall be fully distributable, if and to the extent provided by the Compensation Committee, notwithstanding that the award may not be fully deductible to our company under Section 162(m) of the Code. In addition, unless the Compensation Committee provides otherwise, any award of any recipient who is an officer or director of our company for which the grant date is fewer than six months prior to the Change in Control shall be cancelled in exchange for a cash payment to the recipient at the time of such recipient’s termination of employment (or if required by Code Section 409A, six months after the employment termination date), equal to the amount that the Change in Control Price (as defined in the Amended Plan) per share of Common Stock of our company shall exceed the amount which the recipient must pay to exercise the award per share of Common Stock, multiplied by the number of shares of Common Stock granted under the award, plus interest.

Amendments; Prohibitions. The Board of Directors or the Compensation Committee may amend, alter or discontinue the Amended Plan or an award thereunder (either prospectively or retroactively) at any time, other than an amendment, alteration or discontinuation that would impair the rights of a recipient of an award under the Amended Plan without the recipient’s consent. However, no amendment or alteration of the Amended Plan will be made without the approval of our stockholders to the extent such approval is required by law or applicable listing standards. In addition, neither the Board of Directors nor the Compensation Committee will be permitted to (1) amend an option to reduce its exercise price, (2) cancel an option and regrant an option with an exercise price lower than the original exercise price of the cancelled option, or (3) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing an option.

New Plan Benefits. Because benefits under the Amended Plan will depend on the Compensation Committee’s actions and the fair market value of our company’s Common Stock at various future dates, the benefits payable under the Amended Plan and the benefits that would have been payable had the Amended Plan been in effect during the most recent fiscal year are not determinable.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the U.S. federal income tax consequences associated with stock options, stock appreciation rights, stock awards and other awards granted under the Amended Plan. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Nonqualified Stock Options

Participant. Generally, a participant receiving a nonqualified stock option does not realize any taxable income for federal income tax purposes at the time of grant. Upon exercise of such option, the excess of the fair market value of the shares of common stock subject to the nonqualified stock option on the date of exercise over the exercise price generally will be taxable to the participant as ordinary income. The participant will have a capital gain (or loss) upon the subsequent sale of the shares of common stock received upon exercise of the option in an amount equal to the sale price reduced by the fair market value of the shares of common stock on the date the option was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) generally commences on the date the nonqualified stock option is exercised.

If the Participant Uses Common Stock to Pay the Option Exercise Price. If a participant who exercises a nonqualified stock option pays the exercise price by tendering shares of Common Stock of our company and receives back a larger number of shares, the participant will realize taxable income in an amount equal to the fair market value of the additional shares received on the date of exercise, less any cash paid in addition to the shares tendered. Upon a subsequent sale of the Common Stock, the number of shares equal to the number delivered as payment of the exercise price will have a tax-basis equal to that of the shares originally tendered. The additional newly acquired shares obtained upon exercise of the nonqualified stock option will have a tax basis equal to the fair market value of such shares on the date of exercise.

The Company. We generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of a nonqualified stock option.

Incentive Stock Options

Participant. Generally, a participant will not realize any taxable income for Federal income tax purposes at the time an ISO is granted. Upon exercise of the ISO, the participant generally will incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), unless the participant has left our employment more than three months before exercising the option. If the participant transfers shares of Common Stock received upon the exercise of an incentive stock option within a period of two years after the date of grant of such incentive stock option or one year after the date of receipt of the shares of common stock (Holding Period), then, in general, the participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value on the date of exercise over the exercise price. However, if the sale price is less than the fair market value of such shares on the date of exercise, the ordinary income will not be more than the difference between the sale price and the exercise price. The participant will have long-term or short-term capital gain (or loss) in an amount equal to the amount by which the amount received for such common stock exceeds (or is less than) the participant’s tax basis in the common stock as increased by the amount of any ordinary income recognized as a result of the disqualifying disposition, if any. If the participant transfers the shares of common stock after the expiration of the Holding Period, he or she will recognize capital gain (or loss) equal to the difference between the sale price and the exercise price.

If the Participant Uses Common Stock to Pay the Option Exercise Price. If a participant who exercises an incentive stock option pays the option exercise price by tendering shares of Common Stock, such participant generally will incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), provided any Holding Period requirement for the tendered shares is met. If the tendered stock was subject to the Holding Period requirement when tendered (i.e., had not been held for the entire Holding Period), payment of the exercise price with such stock constitutes a disqualifying disposition. If the participant pays the exercise price by tendering Common Stock and the participant receives back a larger number of shares, under proposed Treasury regulations, the participant’s tax basis in the number of shares of newly acquired stock equal to the number of shares delivered as payment of the exercise price will equal that of the shares originally tendered, increased, if applicable, by an amount included in the participant’s gross income as compensation. The additional new shares acquired upon exercise of the option will have a tax basis of zero. All stock acquired upon exercise will be subject to the Holding Period requirement, including the number of shares equal to the number tendered to pay the exercise price. Any disqualifying disposition will be deemed to be a disposition of stock with the lowest basis.

The Company. We will not be entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of common stock acquired upon exercise of an incentive stock option, provided that the participant holds the shares received upon the exercise of such option for the Holding Period and otherwise satisfies the ISO rules. If the participant transfers the common stock acquired upon the exercise of an incentive stock option prior to the end of the Holding Period or otherwise fails to satisfy the ISO rules, we generally will be entitled to a deduction at the time the participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of such disqualifying event.

Stock Appreciation Rights

Participant. Generally, a participant receiving a stock appreciation right does not realize any taxable income for Federal income tax purposes at the time of grant. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the amount of cash or the fair market value of the Common Stock distributed to the participant. The participant will have a capital gain (or loss) upon a subsequent sale of shares of Common Stock received in an amount equal to the sale price reduced by the fair market value of the shares of Common Stock on the date the stock appreciation right was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commences on the date the stock appreciation right is exercised.

The Company. We generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of stock appreciation rights.

Stock Awards

Participant. Generally, a participant receiving a stock award will recognize taxable income at the time of grant of an award of unrestricted stock. The taxable income will equal the excess of the fair market value of the unrestricted stock on the grant date over any amount the participant pays for the unrestricted stock. Generally, a participant will not recognize taxable income at the time of grant of a stock award. However, a participant may make an election under section 83(b) of the Code (Section 83(b)) to be taxed at the time of the stock award. If a participant does not elect under Section 83(b) to recognize income at the time of the stock award, the participant will recognize taxable income at the time of vesting. The taxable income will equal the excess of the fair market value of the restricted stock at the time the shares vest over any amount the participant paid for the restricted stock. A participant may elect under Section 83(b) to include as ordinary income in the year of the stock award an amount equal to the excess of the fair market value of the shares on the transfer date over any purchase price paid for the shares. The fair market value of the shares will be determined as if the shares were not subject to forfeiture. If a participant makes the Section 83(b) election, the participant will not recognize any additional income when the shares vest. Any appreciation in the value of the restricted stock after the award is not taxed as compensation, but instead as a capital gain when the restricted stock is sold or transferred. If the participant makes a Section 83(b) election and the restricted stock is later forfeited, the participant is not entitled to a tax deduction or a refund of the tax already paid. The Section 83(b) election must be filed with the IRS within 30 days following the date the shares are awarded to a participant. The 83(b) election generally is not revocable and cannot be made after the 30-day period has expired. Dividends received on restricted stock subject to a Section 83(b) election are taxed as dividends instead of compensation.

The Company. We generally will be entitled to an income tax deduction equal to the amount of ordinary income a participant recognizes in connection with a stock award. The deduction generally will be allowed for the taxable year in which the participant recognizes such ordinary income.

Other Awards

Participant. With respect to awards granted under the Amended Plan that result in the payment or issuance of cash or shares of Common Stock or other property that either is not restricted as to transferability or is not subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the cash or the fair market value of stock or other property received. With respect to awards involving the issuance of shares of Common Stock or other property that is restricted as to transferability or subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. A participant may make a Section 83(b) election and be taxed at the time of receipt of restricted stock or other restricted property rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property the participant would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which the participant previously paid tax. The participant must file a Section 83(b) election with the Internal Revenue Service within 30 days after the receipt of the restricted stock or other restricted property.

The Company. We generally will be entitled to a deduction in an amount equal to the ordinary income received by the participant. The deduction generally will be allowed for the taxable year in which the participant recognizes such ordinary income.

Section 409A

Section 409A of the Code makes substantial changes to the federal income tax treatment of nonqualified deferred compensation. Section 409A was enacted as part of the American Jobs Creation Act of 2004 and generally became effective for amounts deferred on or after January 1, 2005. We currently do not intend to make grants under the Amended Plan that constitute deferred compensation subject to Section 409A. Therefore, the Amended Plan has been amended to qualify all awards made under it for exemption from coverage under Section 409A in accordance with the rules set forth in proposed regulations issued by the U.S. Department of Treasury (the “Regulations”). However, because of the proposed nature of the Regulations, the resolution of certain issues remains unclear. In addition, the rules governing Section 409A and exemption from coverage thereunder are subject to additional clarification and change in final regulations to be issued by the U.S. Department of Treasury. Accordingly, the Amended Plan may require further revisions to comply with Section 409A once the Treasury Regulations are finalized.

Section 162(m)

Section 162(m) of the Code (Section 162(m)), provides that any compensation paid to a “covered employee” within the meaning of Section 162(m) that exceeds $1,000,000 cannot be deducted by our company for Federal income tax purposes unless, in general, (1) such compensation constitutes “qualified performance-based compensation” satisfying the requirements of Section 162(m) and (2) the plan or agreement providing for such performance-based compensation has been approved by the stockholders. We intend that options, stock appreciation rights, cash incentive awards and certain other performance-based awards under the Amended Plan that are granted to persons expected to be “covered employees” will constitute “qualified performance-based compensation” and, accordingly will not be subject to the 162(m) deductibility cap.

Parachute Payments

In the event any payments or rights accruing to a participant upon a Change in Control, including any payments or vesting under the Amended Plan triggered by a change in control, constitute “parachute payments” under Section 280G of the Code, depending upon the amount of such payments and the other income of the participant, the participant may be subject to an excise tax (in addition to ordinary income tax) and we may be disallowed a deduction for the amount of the actual payment.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, as auditors of our financial statements for fiscal 2007. Deloitte & Touche LLP has acted as auditors for us since 1990. It is expected that representatives of Deloitte & Touche LLP will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

The Audit Committee has determined to afford stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Audit Committees’ appointment of Deloitte & Touche LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Deloitte & Touche LLP, the Board of Directors will interpret this as an instruction to seek other auditors. The Board of Directors recommends that the stockholders vote in favor of the ratification of the appointment of Deloitte & Touche LLP as auditors for the fiscal year ending June 30, 2007.

INDEPENDENT AUDITOR FEES

The following table shows fees that we paid (or accrued) for professional services rendered by our independent auditors’, Deloitte & Touche LLP for fiscal 2006 and for the fiscal year ending June 30, 2005 (fiscal 2005):

	Year Ended
Description of Fees	June 30, 2006	June 30, 2005
Audit Fees	$162,750	$128,305
Audit-Related Fees	302,920	179,800
Tax Fees	69,820	32,678
All Other Fees	—	—
Total Fees Paid to Independent Auditors	$535,490	$340,783

Audit Fees. Consists of fees incurred for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports.

Audit-Related Fees. Consists of fees incurred for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees” and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements. For fiscal 2006 and 2005, respectively, the amounts include $302,920 and $179,800 for services rendered in connection with evaluating management’s assessment of internal control over financial reporting under the Sarbanes-Oxley Act of 2002.

Tax Fees. Consists of fees incurred for professional services for tax compliance, tax advice and tax planning. These services include tax planning, assistance with the preparation of various U.S. tax returns, and advice on other tax-related matters.

All Other Fees. Consists of fees incurred for services provided to us other than those included in the categories above. Deloitte & Touche LLP did not bill our company in fiscal 2006 or fiscal 2005 for any services other than those described above.

The Audit Committee has determined that the provision of non-audit services provided by our independent auditors as described above is compatible with maintaining the independent auditors’ independence. In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by our independent auditors. In certain cases, the Chairman of the Audit Committee has been delegated the authority by the Audit Committee to pre-approve certain additional services, and such pre-approvals are communicated to the full Audit Committee at its next meeting. During fiscal 2006, all services were pre-approved by the Audit Committee in accordance with this policy.

AUDIT COMMITTEE MATTERS

Audit Committee Charter — The Audit Committee has adopted a written charter, which is posted on our website and was filed with the SEC as an exhibit to the proxy statement for our Annual Meeting held December 1, 2004.

Audit Committee Members — After reviewing the qualifications of the current members of the committee, and any relationships they may have with our company that might affect their independence from our company, the Board of Directors has determined that (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the 1934 Act, (2) all current members of the Audit Committee are “independent” as that concept is defined in the NASDAQ listing standards, (3) all current members of the Audit Committee are financially literate, and (4) Kim D. Rosenberg qualifies as an “audit committee financial expert” as defined under SEC rules promulgated under the Sarbanes-Oxley Act of 2002.

Audit Committee Report — In connection with the preparation and filing of our Annual Report on Form 10-K for fiscal 2006, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with our management and our independent auditors, including meetings where our management was not present;

(2)	discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications;

(3)	discussed with our independent auditors the results of its audit and examination of our consolidated financial statements, its evaluation of our internal controls and its overall assessment of the quality of our financial accounting and reporting functions;

(4)	reviewed the selection, application and disclosure of our critical accounting policies pursuant to SEC Financial Release No. 60, “Cautionary Advice Regarding Disclosure of Critical Accounting Policies”; and

(5)	received and reviewed the written disclosures and the letter from our independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with our independent auditors the independent auditors’ independence, including any relationships that may impact their objectivity and independence and considered the amount of non-audit services and the compatibility of such non-audit services with the auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for fiscal 2006.

Audit Committee
Kim D. Rosenberg, Chairman
Harold N. Chefitz
Robert J. Bobb

MISCELLANEOUS AND OTHER MATTERS

Solicitation — The cost of this proxy solicitation will be borne by our company. We may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals. Our company will reimburse such banks, brokers, fiduciaries, custodians, nominees and other record holders for their reasonable out-of-pocket expenses of solicitation. We do not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

Proposals of Stockholders — Proposals of stockholders for the 2007 Annual Meeting of Stockholders will not be included in the proxy statement for, or considered at, that annual meeting unless the proposal is proper for inclusion in the proxy statement and for consideration and is received by the Secretary of our company at our offices between June 3, 2007 and July 3, 2007.

Other Business — The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in our Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

Additional information — We will furnish without charge a copy of our Audit Committee Charter, as filed with the SEC, our Annual Report on Form 10-K for fiscal 2006, as filed with the SEC, including the financial statements and attached schedules, and the Fifth Amended and Restated Employee Incentive Compensation Plan, as filed with the SEC with this proxy statement, upon the written request of any person who is a stockholder as of the Record Date. We will provide copies of the exhibits to such Annual Report upon payment of a reasonable fee, which will not exceed our reasonable expenses incurred. Requests for such materials should be directed to Kensey Nash Corporation—Investor Relations, 735 Pennsylvania Drive, Exton, Pennsylvania 19341, Attention: Secretary. Our filings with the SEC (including a copy of the Fifth Amended and Restated Employee Incentive Compensation Plan), as well as all of its committee charters and other corporate governance documents, are also available on our website at www.kenseynash.com under the section called “Corporate Governance”.

By order of the Board of Directors,

Joseph W. Kaufmann
President, Chief Executive Officer and Secretary

Exton, Pennsylvania
November 2, 2006

EXHIBIT A

FIFTH AMENDED AND RESTATED
KENSEY NASH CORPORATION
EMPLOYEE INCENTIVE COMPENSATION PLAN

ARTICLE I
ESTABLISHMENT

1.1 Purpose. The Kensey Nash Corporation Fifth Amended and Restated Employee Incentive Compensation Plan (the “Plan”), which amends and restates the Kensey Nash Corporation Fourth Amended and Restated Employee Incentive Compensation Plan, is hereby established by Kensey Nash Corporation (“Company”). The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in the Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as defined herein) to the extent deemed appropriate by the Committee (as defined herein). The Plan and the grant of awards hereunder are expressly conditioned upon the Plan’s approval by the stockholders of the Company. If such approval is not obtained, then this Plan and all Awards (as defined herein) hereunder shall be null and void ab initio with respect to all Awards granted on or after the Effective Date (as defined below). The Plan is adopted (and accordingly, the Company’s Fourth Amended and Restated Employee Incentive Compensation Plan is amended and restated), subject to stockholder approval, effective as of December 6, 2006 (the “Effective Date”), and the Plan’s terms shall govern Awards granted hereunder (including all prior versions hereof) before, on or after the Effective Date.

ARTICLE II
DEFINITIONS

For purposes of the Plan, the following terms are defined as set forth below:

2.1 “Affiliate” means a corporation or other entity (i) controlled by or under common control with the Company (as defined in Section 414(b) or (c) of the Code) and which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to a Participant.

2.2 “Agreement” or “Award Agreement” means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

2.3 “Award” means any Option, SAR, Restricted Stock, Stock, Other Stock-Based Award, Performance Award or Cash Incentive Award, together with any other right or interest granted to a Participant under the Plan.

2.4 “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted hereunder. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s Representative.

2.5 “Board of Directors” or “Board” means the Board of Directors of the Company.

2.6 “Cash Incentive Award” means a conditional right granted to a Participant under Section 9.3(c) hereof to receive a cash payment, unless otherwise determined by the Committee, after the end of a specified period.

EXHIBIT A

2.7 “Cause” shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for “cause” as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term “cause” or a substantially equivalent term, then Cause shall mean (a) any act or failure to act deemed to constitute cause under the Company’s established practices, policies or guidelines applicable to the Participant or (b) the Participant’s act or omission which constitutes gross misconduct with respect to the Company or an Affiliate in any material respect, including, without limitation, an act or omission of a criminal nature, the result of which is detrimental to the interests of the Company or an Affiliate, or conduct, or the omission of conduct, which constitutes a material breach of a duty the Participant owes to the Company or an Affiliate.

2.8 “Change in Control” and “Change in Control Price” have the meanings set forth in Sections 11.2 and 11.3, respectively.

2.9 “Code” or “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

2.10 “Commission” means the Securities and Exchange Commission or any successor agency.

2.11 “Committee” means the Compensation Committee of the Board or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of two or more directors, each of whom is a “disinterested person” within the meaning of Rule 16b-3 under the Exchange Act and each of whom is also an “outside director” under Section 162(m) of the Code.

2.12 “Common Stock” means the shares of the $0.01 par value common stock of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

2.13 “Company” means Kensey Nash Corporation, a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

2.14 “Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.15 “Disability” means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

2.16 “Effective Date” means December 6, 2006.

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

EXHIBIT A

2.18 “Fair Market Value” means the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

(a)	if the Common Stock is listed on a national securities exchange or quoted on NASDAQ, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be;

(b)	if the Common Stock is not listed on a national securities exchange or quoted on NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

(c)	if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b) above, the value determined in good faith by the Committee.

2.19 “Grant Date” means the date as of which an Award is granted pursuant to the Plan.

2.20 “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.21 “NASDAQ” means The Nasdaq Stock Market, including the Nasdaq National Market (or any successor thereto).

2.22 “Nonqualified Stock Option” means an Option to purchase Common Stock in the Company granted under the Plan, the taxation of which is pursuant to Section 83 of the Code.

2.23 “Option Period” means the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

2.24 “Option Price” means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

2.25 “Other Stock-Based Awards” means Awards granted to a Participant under Section 9.2 hereof.

2.26 “Participant” means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term “Participant” shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which was held by or for the benefit of the Participant, the Participant’s parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant’s descendants, to the extent permitted by the Committee and not inconsistent with Rule 16b-3. Notwithstanding the foregoing, the term “Termination of Employment” shall mean the Termination of Employment of the person to whom the Award was originally granted.

2.27 “Performance Award” means a right, granted to a Participant under Section 9.3 hereof, to receive Awards based upon performance criteria specified by the Committee.

2.28 “Plan” means the Fifth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan, as herein set forth and as may be amended from time to time.

EXHIBIT A

2.29 “Public Offering” means the initial public offering of shares of Common Stock under the Securities Act.

2.30 “Representative” means (a) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant’s primary residence at the date of the Participant’s death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant’s death; or (d) any person to whom an Option has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

2.31 “Restricted Stock” means Common Stock granted to a Participant under Section 8.1 hereof that is subject to certain restrictions and to a risk of forfeiture.

2.32 “Retirement” means the Participant’s Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such a plan, or if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

2.33 “Rule 16b-3” and “Rule 16a-1(c)(3)” mean Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

2.34 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.35 “Stock Appreciation Right” or “SAR” means a right granted under Article VII.

2.36 “Stock Option” or “Option” means a right granted to a Participant under Section 6.1 hereof to purchase Common Stock or other Awards at a specified price during specified time periods.

2.37 “Termination of Employment” means the occurrence of any act or event, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person’s ceasing, for whatever reason, to be an officer, independent contractor, director or employee of the Company or of any Affiliate, or to be an officer, independent contractor, director or employee of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or an Affiliate of the Company, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A transfer of employment from the Company to an Affiliate, or from an Affiliate to the Company, shall not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur for an employee who is employed by an Affiliate of the company if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate of the Company.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

EXHIBIT A

ARTICLE III
ADMINISTRATION

3.1 Committee Structure and Authority. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

Among other things, the Committee shall have the authority, subject to the terms of the Plan:

(a)	to select those persons to whom Awards may be granted from time to time;

(b)	to determine whether and to what extent Awards or any combination thereof are to be granted hereunder;

(c)	to determine the number of shares of Common Stock to be covered by each stock-based Award granted hereunder;

(d)	to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Award, any shares of Common Stock relating thereto, any performance criteria and the satisfaction of each criteria);

(e)	to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 12.1;

(f)	to determine under what circumstances an Award may be settled in cash or Common Stock;

(g)	to provide for the forms of Agreements to be utilized in connection with the Plan;

(h)	to determine whether a Participant has a Disability or a Retirement;

(i)	to determine what securities law requirements are applicable to the Plan, Awards and the issuance of shares of Common Stock under the Plan and to require of a Participant that appropriate action be taken with respect to such requirements;

(j)	to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

(k)	to interpret and make final determinations with respect to the remaining number of shares of Common Stock available under this Plan;

(l)	to require, as a condition of the exercise of an Award or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any Federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

EXHIBIT A

(m)	to determine whether and with what effect a Participant has incurred a Termination of Employment;

(n)	to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

(o)	to determine the restrictions or limitations on the transfer of Common Stock;

(p)	to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

(q)	to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

(r)	to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

(s)	to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee’s policies and procedures may differ with respect to Awards granted at different times or to different Participants.

Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.

ARTICLE IV
STOCK SUBJECT TO PLAN

4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 4,350,000 shares of Common Stock authorized for issuance on the Effective Date; provided, however, that, of the 300,000 new shares of Common Stock added to the total number of shares reserved under the Plan as of the Effective Date only 75,000 of the shares may be distributed as Restricted Stock Awards pursuant to Article VIII of the Plan or as other Common Stock-based awards pursuant to Section 9.1 or 9.2 of the Plan. Shares of Common Stock available for distribution pursuant to Awards under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

4.2 Release of Shares. Subject to Section 7.3(e), if any shares of Common Stock that are subject to any Award cease to be subject to an Award or are forfeited, or if any Award otherwise terminates without issuance of shares of Common Stock being made to the Participant, such shares, in the discretion of the Committee, may again be available for distribution in connection with Awards under the Plan. Any shares (whether or not restricted) of Common Stock that the Company receives in connection with the exercise of an Award, including the satisfaction of any tax withholding obligation, shall not again be available for Awards under the Plan.

EXHIBIT A

4.3 Restrictions on Shares. Shares of Common Stock issued as or in conjunction with an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in an Award Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange or NASDAQ (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Award. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

4.4 Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company’s official stockholder records as having been issued or transferred. Upon exercise of the Award or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company’s official stockholder records, except as provided herein or in an Agreement.

4.5 Best Efforts To Register. The Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon after stockholder approval of the Plan as the Committee, in its sole discretion, shall deem such registration appropriate. The Company will use its best efforts to cause the registration statement to become effective and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Award. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company’s interests or if there is no material benefit to Participants.

4.6 Adjustments. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Awards, the limitations set forth in Section 5.2 and performance conditions and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under Code Section 162(m) and to prevent the Plan or Awards

EXHIBIT A

from qualifying for exemption under Code Section 409A or to prevent a violation of Code Section 409A and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall reasonably be determined by the Committee.

ARTICLE V
ELIGIBILITY

5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are directors, officers, employees and consultants of the Company or any Affiliate of the Company, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the person’s functions and responsibilities, the person’s contributions to the Company and its subsidiaries, the value of the individual’s service to the Company and its subsidiaries and such other factors deemed relevant by the Committee.

5.2 Per-Person Award Limitations. Subject to adjustment under Section 4.6, the maximum number of shares of Common Stock that may be covered by Stock Options, Stock Appreciation Rights, Restricted Stock, Other Stock Based Awards and other Awards, in the aggregate, granted to any one Participant during any three consecutive fiscal years of the Company shall be 1,000,000 shares of Common Stock. In addition, the maximum aggregate amount that may be paid out as Cash Incentive Awards or other cash Awards in any fiscal year of the Company shall be $500,000.

ARTICLE VI
STOCK OPTIONS

6.1 General. The Committee shall have authority to grant Stock Options under the Plan at any time or from time to time. Stock Options may be granted alone or in addition to other Awards and may be either Incentive Stock Options or Nonqualified Stock Options. A Stock Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements), including, without limitation, payment of the Option Price.

6.2 Grant and Exercise. The grant of a Stock Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such Section 422.

EXHIBIT A

6.3 Terms and Conditions. Stock Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(a)	Option Period. The Option Period of each Stock Option shall be fixed by the Committee; provided that no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Period shall not exceed five (5) years from the date of grant. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

(b)	Option Price. The Option Price per share of the Common Stock purchasable under a Stock Option shall be determined by the Committee; provided, however, that the Option Price per share shall be not less than the Fair Market Value per share on the date the Option is granted. If such Option is intended to qualify as an Incentive Stock Option and is granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Price per share shall not be less than one hundred ten percent (110%) of such Fair Market Value per share.

(c)	Exercisability. Subject to Section 11.1, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Stock Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee may, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year shall not exceed $100,000.

(d)	Method of Exercise. Subject to the provisions of this Article VI, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant’s giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant for a period of at least six (6) months prior to such payment and having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a full recourse promissory note or other full recourse evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called “cashless” exercise); or (v) by any combination of the foregoing. If payment of the Option Price of a Nonqualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Common Stock to be received upon such exercise that is equal to the number of shares of Restricted Stock used for payment of the Option Price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common

EXHIBIT A

Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made. Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, a Participant shall have all of the rights of a stockholder of the Company holding the class of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Participant has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company’s official stockholder records as having been issued or transferred.

(e)	Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Agreement, the discretion of the Committee and applicable law, the Company may, at the request of the Participant:

(i)	lend to the Participant, on a full recourse basis, an amount equal to such portion of the Option Price as the Committee may determine; or

(ii)	guarantee a loan obtained by the Participant on a full recourse basis from a third-party for the purpose of tendering the Option Price.

The remaining terms and conditions of any loan or guarantee, including the interest rate and any security interest thereunder, shall be determined by the Committee, except that (1) the term of any loan may not exceed twenty-four (24) months and (2) no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Award, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

(f)	Non-transferability of Options. Except as provided herein or in an Agreement, no Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Participant’s lifetime only by the Participant. If and to the extent transferability is permitted by Rule 16b-3 or does not result in liability to any Participant and except as otherwise provided by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer is consistent with the use of Form S-8 (or the Committee’s waiver of such condition) and consistent with an Award’s intended status as an Incentive Stock Option (as applicable).

6.4 Termination by Reason of Death. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of ninety (90) days following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

6.5 Termination by Reason of Disability. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the one (1) year period (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant’s death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that

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apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

6.6 Other Termination. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment which is a Retirement, or the Termination of Employment is involuntary on the part of the Participant (but is not due to death or Disability or with Cause), any Stock Option held by such Participant shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of the ninety (90) day period commencing with the date of such Termination of Employment or until the expiration of the Option Period. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment which is either (a) voluntary on the part of the Participant (and is not a Retirement) or (b) with Cause, the Option shall terminate immediately. The death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise an Option.

ARTICLE VII
STOCK APPRECIATION RIGHTS

7.1 General. The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefor in shares of the Common Stock, cash or a combination thereof as herein provided, the amount described in Section 7.3(b).

7.2 Grant. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan, in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option, and the exercise of a Stock Option shall result in the cancellation of a corresponding portion of the Stock Appreciation Right. Such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted on a stand-alone basis. The grant of a Stock Appreciation Right shall occur as of the date the Committee determines. Each Stock Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in this Plan.

7.3 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(a)	Period and Exercise. The term of a Stock Appreciation Right shall be established by the Committee in accordance with this Section 7.3(a). If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Stock Option would be exercisable in accordance with the provisions of Article VI; provided, however, that the term of the Stock Appreciation Right shall not exceed five years from the Grant Date of such Stock Appreciation Right. A Stock Appreciation Right which is granted on a stand-alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement; provided, however, that the term of the Stock Appreciation Right shall not exceed five years from the Grant Date of such Stock Appreciation Right. Stock Appreciation Rights shall be exercised by the Participant’s giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

(b)	Amount. Upon the exercise of a Stock Appreciation Right granted in conjunction with a Stock Option, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per share of Common Stock over the Option Price per share of

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Common Stock specified in the related Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised; provided, however, that the Option Price may not be less than the Fair Market Value per share of Common Stock on the date the Stock Appreciation Right is granted. In the case of a Stock Appreciation Right granted on a stand-alone basis, the Agreement shall specify the value to be used in lieu of the Option Price per share of Common Stock; provided, however, that such value may not be less than the Fair Market Value per share of Common Stock on the date the Stock Appreciation Right is granted. The aggregate Fair Market Value per share of the Common Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

(c)	Non-transferability of Stock Appreciation Rights. Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under the Plan unless otherwise provided in an Agreement.

(d)	Termination. A Stock Appreciation Right shall terminate at such time as a Stock Option would terminate under the Plan, unless otherwise provided in an Agreement.

(e)	Effect on Shares Under the Plan. Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4.2 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares of Common Stock covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

(f)	Incentive Stock Option. A Stock Appreciation Right granted in tandem with an Incentive Stock Option shall not be exercisable unless the Fair Market Value of the Common Stock on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.

ARTICLE VIII
RESTRICTED STOCK

8.1 General. The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or department of the Company or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria (such as length of tenure) as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to any Participant.

8.2 Awards and Certificates. Notwithstanding the limitations on issuance of shares of Common Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

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8.3 Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(a)	Limitations on Transferability. Subject to the provisions of the Plan and the Agreement, during a period set by the Committee commencing with the date of such Award (the “Restriction Period”), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in shares of Restricted Stock.

(b)	Rights. Except as provided in Section 8.3(a), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends; provided, however, that any cash dividends on the class of Common Stock that is the subject of the Restricted Stock shall be automatically reinvested in additional Restricted Stock, and any dividends on the class of Common Stock that is the subject of the Restricted Stock payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock on which such dividend was paid.

(c)	Acceleration. Based on service, performance by the Participant or by the Company or an Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

(d)	Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Stock. Unless otherwise provided in an Agreement, upon a Participant’s Termination of Employment for any reason during the Restriction Period other than death or Disability, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant’s shares of Restricted Stock.

(e)	Delivery. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the Participant.

ARTICLE IX
OTHER AWARDS

9.1 Bonus Stock and Awards In Lieu of Obligations. The Committee is authorized to grant Common Stock as a bonus, or to grant Common Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisition of Common Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Common Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee and shall be paid to the Participant no later than March 15 of the year following the calendar year in which such Common Stock or Awards are granted and vested.

9.2 Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, including, but not limited to, Section 409A of the Code, to grant to Participants such other Awards that may

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be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Common Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 9.2 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 9.2.

9.3 Performance Awards.

(a)	Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Committee. The Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 9.4(b) and 9.4(c) hereof in the case of a Performance Award intended to qualify under Code Section 162(m).

(b)	Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to a person the Committee regards as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 9.3(b).

(i)	Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Section 9.3(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the performance goals being “substantially uncertain.” The Committee may determine that more than one performance goal must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)	Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 or the Nasdaq-U.S. Index; (3) net income; (4) pre-tax earnings; (5) EBITDA or earnings before interest expense, taxes, depreciation and amortization; or (6) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating income before payment of executive bonuses; (13) working capital; (14) pro forma net income, excluding facility transition charges and equity compensation expense; and (15) pro forma earnings per

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share, excluding facility transition charges and equity compensation expense. The foregoing business criteria shall also be exclusively used in establishing performance goals for Cash Incentive Awards granted under Section 9.3(c) hereof.

(iii)	Performance Period: Timing For Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over such periods as may be specified by the Committee. Performance goals shall be established on or before the dates that are required or permitted for “performance-based compensation” under Code Section 162(m).

(iv)	Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash or Common Stock, or other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 9.3(b). The Committee shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a Termination of Employment or a Change in Control prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

(c)	Cash Incentive Awards Granted to Designated Covered Employees. The Committee may grant Cash Incentive Awards to Participants, including those designated by the Committee as likely to be Covered Employees, which Awards shall represent a conditional right to receive a payment in cash, unless otherwise determined by the Committee, after the end of a specified calendar year or calendar quarter or other period specified by the Committee, in accordance with this Section 9.3(c).

(i)	Cash Incentive Award. The Cash Incentive Award for Participants that the Committee regards as likely to be regarded as Covered Employees shall be based on achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 9.3(b), and may be based on such criteria for any other Participant. The Committee may specify the amount of the individual Cash Incentive Award as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or another amount which need not bear a strictly mathematical relationship to such relationship criteria. The Committee may establish a Cash Incentive Award pool that includes Participants the Committee regards likely to be regarded as Covered Employees, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Cash Incentive Awards. The amount of the Cash Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 9.3(b) hereof in the given performance period, as specified by the Committee. The Committee may specify the amount of the Cash Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(ii)	Potential Cash Incentive Awards. Not later than the date required or permitted for “qualified performance-based compensation” under Code Section 162(m), the Committee shall determine the Participants who will potentially receive Cash Incentive Awards for the specified year, quarter or other period, either as individual Cash Incentive Awards or out of an Cash Incentive Award pool established by such date and the amount or method for determining the amount of the individual Cash Incentive Award or the amount of such Participant’s portion of the Cash Incentive Award pool or the individual Cash Incentive Award.

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(iii)	Payout of Cash Incentive Awards. After the end of the specified year, quarter or other period, as the case may be, the Committee shall determine the amount, if any, of potential individual Cash Incentive Award otherwise payable to a Participant, the Cash Incentive Award pool and the maximum amount of potential Cash Incentive Award payable to each Participant in the Cash Incentive Award pool. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Cash Incentive Award shall be increased or reduced from the amount of his or her potential Cash Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of a Cash Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which a Cash Incentive Award shall be paid or forfeited in the event of Termination of Employment by the Participant or a Change in Control prior to the end of the period for measuring performance or the payout of such Cash Incentive Award, and other terms relating to such Cash Incentive Award in accordance with the Plan. Upon the completion of the measuring period and the determination of the right to payment and the amount, the Committee shall direct the Committee to make payment, which shall occur no later than the later of (A) the fifteenth day of the third month following the end of the Participant’s taxable year in which he or she earned the Cash Incentive Award or (B) the fifteenth day of the third month following the end of the Company’s taxable year in which the Participant earned the Cash Incentive Award.

(d)	Written Determinations. All determinations by the Committee as to the establishment of performance goals and the potential Performance Awards or Cash Incentive Awards related to such performance goals and as to the achievement of performance goals relating to such Awards, the amount of any Cash Incentive Award pool and the amount of final Cash Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Cash Incentive Awards.

ARTICLE X
PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN

10.1 Transfer of Shares. A Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of an Award to his parents, spouse or descendants, to any trust for the benefit of the foregoing or to a partnership the interests of which are principally for the foregoing or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant’s descendants. Any transfer of shares received pursuant to the exercise of an Award shall not be permitted or valid unless and until the transferee agrees to be bound by the provisions of this Plan, and any provision respecting Common Stock under the applicable Agreement, provided that “Termination of Employment” shall continue to refer to the Termination of Employment of the Employee.

10.2 Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Award.

10.3 Committee Discretion. The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant’s shares of Common Stock received upon the exercise of an Award (including the purchase of any unexercised Awards which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company, upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article X shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the

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Committee may from time to time determine. Notwithstanding any provision herein to the contrary, the Company may upon determination by the Committee assign its right to purchase shares of Common Stock under this Article X, whereupon the assignee of such right shall have all the rights, duties and obligations of the Company with respect to purchase of the shares of Common Stock.

10.4 No Company Obligation. None of the Company, an Affiliate or the Committee shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Common Stock or an Award from such holder in accordance with the terms hereof.

ARTICLE XI
CHANGE IN CONTROL PROVISIONS

11.1 Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in an Agreement, in the event of a Change in Control (as defined in Section 11.2):

(a)	Any Stock Appreciation Rights and Stock Options outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

(b)	The restrictions applicable to any Restricted Stock or other Award shall lapse, and such Restricted Stock or other Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

(c)	The performance goals and other conditions with respect to any outstanding Performance Award or Cash Incentive Award shall be deemed to have been satisfied in full, and such Award shall be fully distributable, if and to the extent provided by the Committee in the Agreement relating to such Award or otherwise, notwithstanding that the Award may not be fully deductible to the Company under Section 162(m) of the Code.

(d)	Notwithstanding any other provision of the Plan, unless the Committee shall provide otherwise in an Agreement, any Award of any Participant who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act) for which the Grant Date is less than six (6) months prior to the Change in Control, shall be cancelled in exchange for a cash payment to the Participant, at the time of the Participant’s Termination of Employment, equal to the amount which the Change in Control Price (as defined in Section 11.3) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Award per share of Common Stock under the Award (the “Spread”) multiplied by the number of shares of Common Stock granted under the Award, plus interest on such amount at the prime rate as reported from time to time in The Wall Street Journal, compounded annually and determined from time to time.

11.2 Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(a)	An acquisition of at least twenty percent (20%) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); or

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(b)	The approval by the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 11.2 as a “Corporate Transaction”) or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

(c)	A change in the composition of the Board such that the individuals who, as of the date of the Public Offering, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 11.2(c), that any individual who becomes a member of the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

Notwithstanding the foregoing provisions of this Section, the following shall be excluded from the events described in (a) and (b) above: (i) any acquisition by or consummation of a Corporate Transaction with the Company, an Affiliate or an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (ii) the acquisition by or consummation of a Corporate Transaction with any Person who beneficially owned, immediately prior to such acquisition or Corporate Transaction, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, or (iii) any acquisition or Corporate Transaction, if more than a majority of the beneficial ownership of the entity resulting from the acquisition or Corporate Transaction is held by Persons who held the beneficial ownership of the Outstanding Company Voting Securities before the acquisition or Corporate Transaction.

11.3 Change in Control Price. For purposes of the Plan, “Change in Control Price” means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the sixty (60)-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer or Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date any such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

ARTICLE XII
MISCELLANEOUS

12.1 Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, Stock Appreciation Right or Restricted Stock Award theretofore granted without the Participant’s consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or made to comply with an exemption from, or prevent a violation of, Section 409A of the

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Code. In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law, agreement or the rule of any stock exchange or NASDAQ (or other public market) on which the Common Stock is listed (or regularly traded).

The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Award theretofore granted without the Participant’s consent, and (b) any amendment shall be subject to the approval or rejection of the Board.

The Committee may amend the terms of any Award or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant’s consent. Notwithstanding anything in the Plan to the contrary, neither the Board nor the Committee will be permitted to (i) amend an Option to reduce its Option Price, (ii) cancel an Option and re-grant an Option with a lower Option Price than the original Option Price of the cancelled Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing an Option.

Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

12.2 Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the Fair Market Value of Common Stock subject to the Award is equivalent in value to the cash compensation, or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Common Stock minus the value of the cash compensation surrendered. Notwithstanding the foregoing, no grant or substitution made pursuant to this Section 12.2 shall be made to the extent that such grant or substitution would violate Section 409A of the Code or prevent the Plan or an Award from qualifying for exemption under Section 409A of the Code.

12.3 Form and Timing of Payment Under Awards. Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Award or settlement of an Award may be made in such form(s) as the Committee shall determine, including, without limitation, cash, Common Stock, other Awards or other property, and may be made in a single payment or transfer or in installments, as specified in the applicable Award Agreement. The settlement of any Award may be accelerated, and cash paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). An Award may provide, without limitation, for the payment or crediting of reasonable interest on installment payments. Notwithstanding the foregoing, no form or timing of payment made pursuant to this Section 12.3 shall be made to the extent that such form or timing of payment would violate Section 409A of the Code or prevent the Plan or an Award from qualifying for exemption under Section 409A of the Code.

12.4 Status of Awards Under Code Section 162(m). It is the intent of the Company that Awards granted to persons who are Covered Employees within the meaning of Code Section 162(m) shall constitute “qualified performance-based compensation” satisfying the requirements of Code Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to such an Award does not comply or is inconsistent

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with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

12.5 Unfunded Status of Plan; Limits on Transferability. It is intended that the Plan be an “unfunded” plan for incentive compensation. The Committee may authorize the creation of domestic trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan. Unless otherwise provided in this Plan or in an Agreement, no Award shall be subject to the claims of Participants’ creditors and no Award may be transferred, assigned, alienated or encumbered in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

12.6 Section 409A of the Code. No Award granted pursuant to this Plan is intended to constitute “deferred compensation” as defined in Section 409A of the Code, and the Plan and the terms of all Awards shall be interpreted accordingly. If any provision of the Plan or an Award contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the penalties and interest under Section 409A of the Code, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code.

12.7 General Provisions.

(a)	Representation. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

(b)	No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

(c)	Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give the Committee written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

(d)	Reinvestment. The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then outstanding Options and other Awards).

(e)	Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant’s death are to be paid.

EXHIBIT A

(f)	Controlling Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

(g)	Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

(h)	Fail Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

12.8 Mitigation of Excise Tax. Unless otherwise provided in an Agreement or determined by the Committee, if any payment or right accruing to a Participant under this Plan (without the application of this Section 13.7), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”), would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose.

12.9 No Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant’s employment or service as existed prior to the individual’s becoming a Participant in this Plan.

12.10 Awards in Substitution for Awards Granted by Other Corporations. Awards (including cash in respect of fractional shares) may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers, directors or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted. Notwithstanding the foregoing, no grant or substitution made pursuant to this Section 12.10 shall be made to the extent that such grant or

EXHIBIT A

substitution would violate Section 409A of the Code or prevent the Plan or an Award from qualifying for an exemption under Section 409A of the Code.

12.11 Procedure for Adoption. Any Affiliate of the Company may by resolution of such Affiliate’s board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

12.12 Procedure for Withdrawal. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

12.13 Delay. If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to “short-swing” liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, or the period for exercise of a Stock Appreciation Right as provided in the Agreement, whichever is shorter. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company.

12.14 Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

12.15 Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

12.16 Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

12.17 Entire Agreement. This Plan and each Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

Executed on this 6th day of December, 2006.

KENSEY NASH CORPORATION

By:	Title: President and CEO

Kensey Nash

[ ] Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1. The Board of Directors unanimously recommends that you vote FOR all nominees listed in Proposal 1 with terms to expire in 2009.

	For	Withhold
01 - Joseph W. Kaufmann	[ ]	[ ]
02 - Harold N. Chefitz	[ ]	[ ]
03 - Steven J. Lee	[ ]	[ ]

B Issues

The Board of Directors unanimously recommends that you vote FOR Proposals 2 and 3.

	For	Against	Abstain
2. PROPOSAL TO APPROVE THE FIFTH AMENDED AND RESTATED KENSEY NASH CORPORATION EMPLOYEE INCENTIVE COMPENSATION PLAN.	[ ]	[ ]	[ ]
3. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS.	[ ]	[ ]	[ ]

4. Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the Annual Meeting.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

This proxy must be signed exactly as name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership or limited liability company, please print full partnership or limited liability company name and indicate capacity of duly authorized person executing on behalf of the partnership or limited liability company.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
______________________	______________________	______________________

Proxy - Kensey Nash Corporation

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 6, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Joseph W. Kaufmann and Douglas G. Evans, and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock of Kensey Nash Corporation (the "Company") held of record by the undersigned as of October 26, 2006 which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on December 6, 2006, at the offices of Kensey Nash Corporation, 735 Pennsylvania Drive, Exton, Pennsylvania at 10:00 a.m., local time, and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.